UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number      811-21237

                     Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                  46208
(Address of principal executive offices)   (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:    317-917-7000

Date of fiscal year end: 09/30

Date of reporting period:  09/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2012

Fund Adviser:

Pekin Singer Strauss Asset Management
21 S. Clark Street, Suite 3325
Chicago, IL 60603

Toll Free (800) 470-1029

www.appleseedfund.com

 October 24, 2012

 “If voting made any difference, they wouldn’t let us do it.”

Mark Twain

“Give me control over a nation’s currency, and I care not who makes its laws.”

Baron M.A. Rothschild

Dear Appleseed Shareholder:

In the face of what could be called a “perfect storm” of risks, the market has been undeterred thus far in 2012.  Including dividends, the S&P 500 Index generated a total return of 6.3% in the third quarter ended September 30, 2012 and 16.4% through the first nine months of 2012.

The bond market has also performed well this year.  The 10-Year U.S. Treasury bond began the year yielding 2.00%, but demand from fixed income investors, along with continued Federal Reserve buying, has pushed bond prices up and therefore yields down to 1.64% at 9/30/2012.

Cheap Money---The Wonder Drug

Financial markets have rallied this year on the belief that the economic outlook will not deteriorate, or, if it does, central banks around the world stand poised to back-stop the capital markets.  As a result, whereas it is good news that normally pushes markets up, bad news pushed up markets in the 3rd quarter as investors anticipated that the Federal Reserve would introduce another round of quantitative easing.  Chairman Bernanke did not disappoint.  On September 13th, the Fed announced that it intended to purchase $40 billion of mortgage-backed bonds each month (for an indefinite period!) to quicken the pace of the economy.   This commitment further extends its activist posture and the potential size of its balance sheet, which already has expanded from $800 billion in 2008 to over $2.8 trillion today.

And the Fed is hardly alone with its stimulus efforts.  Several weeks ago, Mario Draghi, the head of the European Central Bank (ECB), said that the ECB will stop at nothing to prop up the Euro-zone economy, and central bankers in the United Kingdom, Japan, Brazil, Turkey, South Korea, and China have all undertaken monetary easing steps.  Essentially, central bankers are tripping over one another in their efforts to debase their currencies.

To our knowledge, central bank intervention has never been done on this scale.  Needless to say, all of these actions are potentially highly inflationary.

Central bank intervention and support strategies have been designed to cheapen money.  The result is that short-term Treasury bill yields have been hovering at slightly above zero for nearly four years, and, since mid-2011, the yield of the 10-Year Treasury bond, after adjusting for inflation, has been decidedly negative.  The policy thinking remains that with money essentially free, prices of common stocks and houses will lift, helping banks and homeowners alike.  And by lifting asset prices, the resulting wealth effect will, in turn, strengthen the economy.

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

To date, the impact on the real economy from monetary (and fiscal) policy stimulus, while positive, has been disappointing.  The sugar-high the financial markets have received has not materially improved the jobs situation, and, while the housing sector may have bottomed, it has yet to show meaningful strength.  And looking ahead, prospects do not appear to be any brighter.  We cannot help but come to the conclusion that the Federal Reserve is exasperated that its actions have not yet improved the economy and that there is no Plan B at this time.  Furthermore, much of Europe is in recession, as is Japan, and important emerging market countries are slowing.   As a consequence, the case for more rapid growth of the U.S. economy in coming months is not a strong one, especially if the present stalemate between the Congress and the Administration takes the economy over the so-called Fiscal Cliff on 1/1/13 when major tax hikes and sizeable government spending cuts are slated to kick-in.

Of course, central bank intervention is not new.  Since its inception nearly 100 years ago, the Federal Reserve Bank has been manipulating interest rates and the availability of money to periodically boost or weaken the economy.  The result, often times, has been less than desired.  Just looking at the Fed’s activities in the past 30 years, it is clear to us that without the Fed’s accommodative efforts, it is likely the Tech Bubble of the 1990s would not have become so inflated.  Similarly, in the early 2000s, the Housing Bubble and the Credit Bubble would not have become as damaging without the aid of the Fed.  If investors today are wary of the intervention and support efforts by the Fed and other central banks, it is not without reason.

The Wonder Drug’s Side Effects

While the strategy of creating waves of cheap money in support of the economy is designed to foster economic growth, it is not without its costs.  Just briefly, they are:

•	Savers and bond investors dependent on interest income get short-changed at the most vulnerable stage of their lives---retirement.

•	Cheap money policies contribute importantly to poor capital allocation decisions and economic imbalances (hence, bubbles form and then burst).

•	The torrent of money that is printed to cheapen money risks igniting severe inflation.

That we have not seen severe inflation yet in the government’s official cost of living measures, in the face of massive money printing, may be due in part to the large gap between actual and potential output.  This excess capacity has capped both wages and, not unrelatedly, home prices.  The largest capacity gap in the economy is in the housing industry, which keeps downward pressure on the overall reported inflation numbers since housing’s weight in the government’s Consumer Price Index is 41% of the total.  Clearly, when the now six-year housing bust turns around, the officially reported inflation numbers will turn with it.

Some would say that what we have experienced in the past several years is biflation-- simultaneous inflation and deflation.  That is, much of what we are buying is inflating (food and energy, for example), but much of what we own has been deflating (housing).  Biflation is another way of explaining why the government’s official inflation calculations show only modest total inflation in the system at this time.  Another term to describe the biflation is reduced prosperity.

But, even modest reported inflation has its cost when wages are not rising.  The cost of low inflation is broadly distributed over the economy and silently erodes the standard of living of much of the employed in the labor force as well as the unemployed, the under-employed, and retirees.  For example, median household income in the United States has been unchanged since 2007 (at $49,258); adjusted for inflation, however, real median household income fell 8% in the 2007-2011 period.  Similarly, in the 40-years ending in 2011, median household income increased from $7,900 to $41,903, but when inflation is factored in, median real household income increased a mere 12% (0.3%/year) in the 1971-2011 period, according to the U.S. Bureau of Labor Statistics.

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

Debt Intoxication and Hangover

Another factor that has kept a lid on inflation stems from the large amount of debt in the system.  While the expansion of debt tends to be stimulative to the economy, the servicing of it (interest payments and principal repayments) acts as a drag on Gross Domestic Product (GDP) and tends to dampen business activity.  This is especially so if debt is contracting.

Since 1920, there have been two extended periods in the U.S. of out-sized debt expansion (relative to GDP).  The first period of especially heavy debt expansion began in the 1920s and extended into the 1930s when GDP contracted, and the second was the period that began in the early 1980s.  The Debt/GDP ratio has contracted slightly since 2007, although it is still too early to determine whether it is the beginning of a new long-term trend.

Deleveraging, or a reduction in the debt/GDP ratio, occurs through austerity, debt restructuring, nominal growth of the overall economy, or some combination of the three.  Politically, there is probably no more appetite for austerity in the United States than in Greece, where the populace has taken to the streets in violent protest.  Perhaps some minor government spending cuts and some modest tax increases may be acceptable, but it is probably unlikely that significant deleveraging will occur through the imposition of austerity measures.  By default, then, the focus will remain on efforts to stimulate the economy in order to increase the denominator of the Debt/GDP ratio.  Of course, policymakers have to worry about walking the line of reflating the economy while simultaneously suppressing interest rates.  Higher interest rates would be costly for debtors, including the U. S. Government.

Portfolio Positioning

In contrast to the Tech Bubble of the late 1990s and more recently with the Housing Bubble, it is not altogether clear how all of this will play out.  As the bubbles inflated, we became convinced tech stocks were going to collapse under their own weight, and, then subsequently six or so years later, that most everything related to the housing sector was going to deflate, sooner or later.

How things will unfold today is somewhat murkier.  The range of outcomes is wide, and the path that markets take probably will depend as much on policymakers as on economic forces. Right now, our best guess is that the economy continues to muddle along, possibly getting pushed into recession, and that the Federal Reserve likely will persist in its money printing efforts to boost the stock market.  Whether the Fed succeeds in this, without bringing on higher rates of inflation or higher rates of interest on long-term U.S. Treasuries, we may not know for some time.

Through our continuing efforts to invest in out-of-favor, undervalued companies, we are attempting to protect the real (inflation-adjusted) value of your Appleseed Fund investment.  We remain disciplined about our approach to not just interest rate risk, but our exposure to credit, counterparty, currency, and political risks as well.

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

Many of our current holdings provide attractive dividend yields at current prices, in our opinion.  We like to say that an attractive dividend yield allows us to be paid while we wait for the market to recognize the value that we see in a stock.  Current examples include Tesco PLC with a dividend of 4.7%+, Sealed Air (SEE) with a dividend of 3.3%+, SK Telecom (SKM) with a dividend of 4.2%+, Willis Group (WSH) with a dividend of 3.2%+, and Novartis (NVS) with a dividend of 3.4%+.  And this list is limited to just Appleseed Fund’s top ten holdings.  All things being equal, we would rather own an undervalued company that pays a dividend than an undervalued company that does not pay a dividend.1

We are also investing capital in companies that have pricing flexibility with their products or services and that can sustain their real profits in a period of rising prices.   For example, Appleseed is currently invested in two insurance brokers, Willis and Aon (AON).  Our expectation is that insurance investment results are going to be weak in the current low interest environment.  At the same time, our view is that insurance claims are bound to increase due to inflation.  With declining investment income and increasing claim costs, the stage should be set for a sustained increase in insurance premiums.  Willis and Aon, as insurance brokers, are likely to see increased commissions as a result, which should help them boost earnings per share in coming years.

Appleseed Fund continues to use exchange-traded futures to hedge the Fund’s exposure to the British Pound, the Japanese Yen, and the Euro.  The Fund also hedges its exposure to natural gas prices with a short position in a natural gas futures exchange-traded fund. In the trailing 12-months ending 9/30/12, these positions produced a slight loss while also serving their hedging purpose.

Finally, as mentioned in earlier letters, we look very closely at free cash flow and at balance sheets when we invest in a portfolio company.  We like to own shares of companies with strong balance sheets, like Mabuchi Motors (Tokyo:6592), and we like to own companies that generate strong cash flows, like John B. Sanfilippo (JBSS).

Performance and Portfolio Changes

During the past twelve months, Appleseed Fund has generated attractive absolute returns.  From 9/30/11 through 9/30/12, Appleseed Fund has generated a total return of 12.86%, boosting the Fund’s average annual returns since inception to 6.81%.

At the same time, Appleseed Fund underperformed the surging S&P 500 Index, which has generated a one-year total return of 30.17%.  Appleseed’s relative underperformance this past year is largely due to the Fund’s significant allocation to international stocks, gold trusts, and cash.  These positions as a group have generated positive returns but have significantly underperformed the S&P 500 Index.

1There are no guarantees that dividend paying stocks will continue to pay dividends.  Dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks. In addition such a strategy does not ensure profit or guarantee against loss.

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1–800–470–1029.

Total annual operating expenses, as disclosed in the Fund’s prospectus dated June 7, 2012, were 1.70% of average daily net assets for the Investor Class (1.35% after fee waivers/expense reimbursements by the Adviser).  The Adviser has contractually agreed to cap certain operating expenses of the Fund through June 7, 2013.  The Investor Class commenced operations on December 8, 2006.

After almost six years of existence, Appleseed Fund continues to exceed our long-term goal of outperforming the S&P 500 Index.  Through 9/30/12, Appleseed Fund Investor Class has outperformed its benchmark by more than 4% per annum on average since its inception in 2006.

During the past twelve months, the most significant positive contributors to the Fund’s returns have been Shimano (Tokyo:7309), Weyerhaeuser (WY), Noble Corporation (NE), Google (GOOG), John B. Sanfilippo (JBSS) and Nexen (NXY).  After Weyerhaeuser and Nexen share prices reached our estimates of their intrinsic value, we sold our positions in these companies.  We also trimmed our positions in Shimano, Noble Corporation, Google, and John B. Sanfilippo as their share prices increased.

The most significant equity detractors to the Fund’s performance during the past twelve months have been Dr. Ci: Labo (Tokyo:4924), Sealed Air (SEE), and Staples (SPLS).  We continue to maintain our position with each of these stocks, and in the case of Staples we have increased our position.

Staples is the world’s leading provider of office products by a large margin.  Most people are familiar with its retail store chain, but the company’s most profitable and most valuable business division is its U.S. contract delivery business.  Staples has recently seen competition increase in its U.S. retail business and economic weakness in Europe, both of which have pressured profit margins, and it would be an understatement to suggest that Staples is an out-of-favor stock right now.  At the same time, Staples continues to generate $1 billion per annum in free cash flow and has been returning its free cash flow to shareholders through dividends and inexpensive stock repurchases.  As we wait for the business and market sentiment to improve, Appleseed’s investors are being paid an annual dividend of almost 4%.

During the past three months, we have sold the Fund’s positions in Nexen (NXY), HanesBrands (HBI) and Rohm (Osaka:6963). We also initiated a new position in Suzuki Motors (Tokyo:7269).

Our newest holding, Suzuki Motors, has a leading position in the mini, small, and subcompact car categories worldwide.  It is also the leading passenger car manufacturer in India through one of its majority owned subsidiaries.  Despite a strong business franchise and a balance sheet with an excess of cash, we were able to purchase Suzuki’s shares at a significant discount to our intrinsic value estimate.

Thank you for your continued support and trust in our ability to manage your Appleseed Fund investment.

Sincerely,

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

At the end of the Fund’s reporting period on September 30, 2012, Sealed Air (SEE) represented 4.5%, Willis Group (WSH) represented 3.7%, Novartis (NVS) represented 3.6%, Aon (AON) represented 1.2%, Dr. Ci: Labo (Tokyo:4924) represented 2.7%, Mabuchi Motors (Tokyo:6592) represented 4.2%, Suzuki Motors (Tokyo:7269) represented 2.6%, John B. Sanfilippo (JBSS) represented 3.1%, HanesBrands (HBI) represented 0.0%, SK Telecom (SKM) represented 4.5%, Staples (SPLS) represented 3.3%, Rohm represented (Osaka:6963) represented 0.0%,Nexen (NXY) represented 0.0%, Tesco PLC (London:TSCO) represented 7.9%, and Weyerhaeuser (WY) represented 0.0% of the portfolio, respectively.

The S&P 500 Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's prospectus by calling 1-800-470-1029.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208 (Member FINRA).

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The Investor Class commenced operations on December 8, 2006.  The Institutional class commenced operations on January 31, 2011.
*** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

 The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

Investments Results – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of operations) for the Investor Class and held through September 30, 2012. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029.  The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing.  The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

Investments Results – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2012. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029.  The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing.  The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com                                                                                                                                                      (800) 470-1029

Fund Holdings – (Unaudited)

 1As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management.  The investment objective of the Appleseed Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2012 to September 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Appleseed Fund - Investor Class	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period April 1, 2012 – September 30, 2012*
Actual	$1,000.00	$1,015.54	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.66	$6.40

*Expenses are equal to the Investor Class annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Appleseed Fund - Institutional Class	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period April 1, 2012 – September 30, 2012*
Actual	$1,000.00	$1,016.30	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15

*Expenses are equal to the Institutional Class annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Appleseed Fund
Schedule of Investments
September 30, 2012

Common Stocks - 67.86%	Shares	Fair Value

Business Services - 4.24%
Staples, Inc.	688,700	$ 7,933,824
Sykes Enterprises, Inc. (a)	160,613	2,158,639
		10,092,463

Consumer Discretionary - 3.03%
Shimano, Inc. (b)	99,000	7,227,764

Consumer Staples - 17.81%
Avon Products, Inc.	610,795	9,742,180
Dr. Ci:Labo Co., Ltd. (b)	1,893	6,401,649
Female Health Company / The	37,600	268,840
John B. Sanfilippo & Son, Inc. (a)	564,742	7,352,941
Tesco, plc (b)	3,479,000	18,651,445
		42,417,055

Energy - 6.81%
Nabors Industries, Ltd. (a) (b)	684,264	9,600,224
Noble Corp. (a) (b)	185,000	6,619,300
		16,219,524

Financials - 8.38%
Aon PLC (b)	53,311	2,787,632
Western Union Co.	464,893	8,470,351
Willis Group Holdings PLC (b)	235,550	8,696,506
		19,954,489

Health Care Services - 3.39%
Albany Molecular Research, Inc. (a)	1,004,399	3,485,265
PDI, Inc. (a)	577,045	4,599,049
		8,084,314

Industrials - 6.78%
Mabuchi Motor Co., Ltd. (b)	219,800	10,085,938
Suzuki Motor Corp. (b)	312,000	6,075,578
		16,161,516

Materials - 4.51%
Sealed Air Corp.	694,909	10,743,293

Pharmaceuticals - 3.57%
Novartis AG (b) (c) (h)	138,950	8,512,077

Real Estate - 1.32%
Pico Holdings, Inc. (a)	138,054	3,150,392

Technology - 3.55%
Google, Inc. - Class A (a)	11,200	8,450,400

Telecommunication Services - 4.47%
SK Telecom Co., Ltd. (b) (c)	731,800	10,640,372

TOTAL COMMON STOCKS (Cost $153,590,665)		161,653,659

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Schedule of Investments - continued
September 30, 2012

Gold Trusts - 17.24%	Shares	Fair Value

Central Gold Trust (a) (b) (e) (f)	195,452	$13,318,099
ETFS Gold Trust (a) (d)	29,000	5,083,410
SPDR Gold Trust (a) (d)	26,700	4,589,463
Sprott Physical Gold Trust (a) (b) (e) (f)	1,189,605	18,081,996

TOTAL GOLD TRUSTS (Cost $33,704,275)		41,072,968

	Principal
Certificates of Deposit - 0.84%	Amount

Community TR & Micro, 0.50%, 11/25/2012	$251,717	251,717
Pacific Coast Bank, 0.17%, 10/18/2012	250,015	250,015
Pacific Coast Bank, 0.17%, 12/06/2012	500,000	500,000
Self-Help Federal Credit Union, 0.50%, 11/29/2012	251,723	251,723
University Bank, 0.095%, 10/04/2012	750,000	750,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $2,003,455)		2,003,455

Money Market Securities - 13.92%	Shares

Federated Government Obligations Fund - Institutional Shares, 0.02% (g)	33,156,827	33,156,827

TOTAL MONEY MARKET SECURITIES (Cost $33,156,827)		33,156,827

TOTAL INVESTMENTS - LONG - (Cost $222,455,222) - 99.86%		$237,886,909

TOTAL INVESTMENTS - SHORT - (Proceeds Received $3,678,010) - (2.04%)		$(4,844,329)

Cash and other assets less liabilities - 2.18%		5,185,482

TOTAL NET ASSETS - 100.00%		$238,228,062

(a) Non-income producing
(b) Foreign security denominated in U.S. dollars
(c) American Depositary Receipt
(d) Exchange-Traded Fund
(e) Closed-End Mutual Fund
(f) Passive Foreign Investment Company
(g) Variable rate security; the money market rate shown represents the rate at September 30, 2012.
(h) All or a portion of this security is held for collateral for securities sold short. The total fair value of this collateral on September 30, 2012 is $6,554,820.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Schedule of Securities Sold Short
September 30, 2012

Limited Partnerships - (2.04%)	Shares	Fair Value

US Natural Gas Fund, L.P.	(227,007)	$(4,844,329)

TOTAL LIMITED PARTNERSHIPS (Proceeds Received $3,678,010)		(4,844,329)

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Schedule of Futures Contracts
September 30, 2012

	Number of (Short)	Underlying Face Amount at	Unrealized Appreciation
Short Futures Contracts	Contracts	Fair Value	(Depreciation)

British Pound Currency Futures Contract December 2012	(176)	$(17,749,600)	$(79,323)
Euro Currency Futures Contract December 2012	(83)	(13,344,325)	9,740
Japanese Yen Currency Futures Contract December 2012	(139)	(22,295,600)	53,768

Total Short Futures Contracts	(398)		$(15,815)

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Assets and Liabilities
September 30, 2012

Assets
Investments in securities, at fair value (Cost $222,455,222)	$237,886,909
Cash restricted at broker	3,439,028
Cash held at broker (a)	930,000
Receivable for investments sold	760,544
Receivable for fund shares purchased	224,653
Receivable for net variation margin on futures contracts	280,762
Dividends receivable	406,137
Prepaid expenses	12,946
Interest receivable	1,085
Total assets	243,942,064

Liabilities
Investment securities sold short, at value (proceeds $3,678,010)	4,844,329
Payable to Adviser (b)	137,249
Payable for investments purchased	528,117
Payable for fund shares redeemed	94,781
Payable for Administration Plan fees, Investor Class (b)	42,298
Payable to administrator, fund accountant, and transfer agent (b)	31,703
Payable to custodian	7,770
Payable to trustees and officers	969
Other accrued expenses	26,786
Total liabilities	5,714,002

Net Assets	$238,228,062

Net Assets consist of:
Paid in capital	$220,818,602
Accumulated undistributed net investment income (loss)	(748,258)
Accumulated undistributed net realized gain (loss) from investment transactions	3,906,448
Net unrealized appreciation (depreciation) on:
Investment securities and Securities Sold Short	14,265,063
Foreign currency translation	2,022
Futures contracts	(15,815)

Net Assets	$238,228,062

Net Assets: Investor Class	$205,232,491

Shares outstanding (unlimited number of shares authorized)	15,708,178

Net asset value and offering price per share	$13.07

Redemption price per share ($13.07 * 98%) (c)	$12.81

Net Assets: Institutional Class	$32,995,571

Shares outstanding (unlimited number of shares authorized)	2,520,201

Net asset value and offering price per share	$13.09

Redemption price per share ($13.09 * 98%) (c)	$12.83

(a) Cash used as collateral for futures contract transactions.
(b) See Note 5 in the Notes to the Financial Statements
(c) The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Operations
For the fiscal year ended September 30, 2012

Investment Income
Dividend income (net of withholding tax $265,811)	$3,535,128
Interest income	8,902
Total Income	3,544,030

Expenses
Investment Adviser fee (a)	2,172,250
Administration plan fee, Investor Class (a)	499,119
Administration expenses (a)	137,988
Transfer agent expenses (a)	111,149
Fund accounting expenses (a)	69,810
Registration expenses	53,091
Custodian expenses	47,313
Printing expenses	41,874
Legal expenses	37,321
Auditing expenses	17,250
Trustee expenses	10,167
CCO expenses	9,406
Miscellaneous expenses	4,949
Insurance expenses	5,312
Pricing expenses	2,355
Other expense - short sale and interest expense	35,649
Total Expenses	3,255,003
Less: Fees waived & expenses reimbursed by Adviser (a)	(573,176)
Net operating expenses	2,681,827
Net Investment Income	862,203

Realized & Unrealized Gain (Loss) on Investments
Long term capital gain distributions from real estate investment trusts	111,379
Net realized gain (loss) on:
Investment securities	4,751,880
Securities sold short	(203,317)
Foreign currency translations	(177,015)
Futures contracts	807,622
Change in unrealized appreciation (depreciation) on:
Investment securities	19,554,180
Securities sold short	(1,166,319)
Foreign currency translations	17,607
Futures contracts	(38,644)
Net realized and unrealized gain (loss) on investment securities
foreign currency translations, & futures contracts	23,657,373
Net increase (decrease) in net assets resulting from operations	$24,519,576

(a) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statements of Changes In Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
Operations
Net investment income (loss)	$862,203	$404,752
Long term capital gain distributions from real estate investment trusts	111,379	-
Distributions of Long-term capital gains received from underlying investments	-	17,204
Net realized gain (loss) on investment securities, securities sold short, foreign currency translations, & futures contracts	5,179,170	9,032,532
Change in unrealized appreciation (depreciation) on investment securities, securities sold short, foreign currency translations, & futures contracts	18,366,824	(12,583,629)
Net increase (decrease) in net assets resulting from operations	24,519,576	(3,129,141)

Distributions
From net investment income, Investor Class	(1,847,227)	(1,231,390)
From net realized gains, Investor Class	(9,157,179)	(1,218,683)
From net investment income, Institutional Class	(158,108)	-
From net realized gains, Institutional Class	(647,000)	-
Total distributions	(11,809,514)	(2,450,073)

Capital Share Transactions - Investor Class
Proceeds from Fund shares sold	90,849,853	124,077,416
Proceeds from redemption fees collected (a)	90,553	25,281
Reinvestment of distributions	10,842,527	2,320,676
Amount paid for Fund shares redeemed	(77,001,213)	(78,477,301)
Net increase (decrease) in net assets resulting from
Investor Class capital share transactions	24,781,720	47,946,072

Capital Share Transactions - Institutional Class
Proceeds from Fund shares sold	21,335,752	13,210,197	(b)
Proceeds from redemption fees collected (a)	1,848	7,682	(b)
Reinvestment of distributions	804,808	-	(b)
Amount paid for Fund shares redeemed	(2,223,049)	(453,963)	(b)
Net increase (decrease) in net assets resulting from
Institutional capital share transactions	19,919,359	12,763,916

Total Increase (Decrease) in Net Assets	57,411,141	55,130,774

Net Assets
Beginning of year	180,816,921	125,686,147

End of year	$238,228,062	$180,816,921

Accumulated undistributed net investment (loss)
included in net assets at end of period	$(748,258)	$(321,810)

Capital Share Transactions - Investor Class
Shares sold	7,205,122	9,463,054
Shares issued in reinvestment of distributions	919,637	181,303
Shares repurchased	(6,129,558)	(6,024,186)

Net increase (decrease) in Investor Class shares outstanding	1,995,201	3,620,171

Capital Share Transactions - Institutional Class
Shares sold	1,672,461	995,387	(b)
Shares issued in reinvestment of distributions	68,262	-	(b)
Shares repurchased	(180,675)	(35,234)	(b)

Net increase (decrease) in Institutional Class shares outstanding	1,560,048	960,153

(a) The Fund charges a 2% redemption fee on shares redeemed within 90 calendars days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.
(b) For the period January 31, 2011 (Commencement of the Institutional Class) through September 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund - Investor Class
Financial Highlights
(For a share outstanding during each period)

	Year ended		Year ended		Year ended		Period ended		Year ended		Period ended
	September		September		September		September		November		November
	30, 2012		30, 2011		30, 2010		30, 2009	(a)	30, 2008		30, 2007	(b)

Selected Per Share Data:
Net asset value, beginning of period	$ 12.32		$ 12.45		$ 11.46		$ 7.44		$ 9.85		$ 10.00
Income from investment operations:
Net investment income (loss)	0.05	(c)	0.04		0.07	(c)	0.07	(c)	0.22	(c)	0.12
Net realized and unrealized gain (loss) on investments	1.44		0.06	(n)	0.95		4.04		(2.46)		(0.26)
Total from investment operations	1.49		0.10		1.02		4.11		(2.24)		(0.14)

Less distributions to shareholders:
From net investment income	(0.12)		(0.12)		(0.02)		(0.09)		(0.17)		(0.02)
From net realized gain	(0.63)		(0.11)		(0.02)		-		-	(d)	-
Total distributions	(0.75)		(0.23)		(0.04)		(0.09)		(0.17)		(0.02)

Paid in capital from redemption fees	0.01		-	(e)	0.01		-	(e)	-	(e)	0.01

Net asset value, end of period	$ 13.07		$ 12.32		$ 12.45		$ 11.46		$ 7.44		$ 9.85

Total Return (f)	12.86%		0.74%		9.03%		55.95%	(g)	(23.07)%		(1.33)%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 205,232		$ 168,961		$ 125,686		$ 55,905		$ 8,992		$ 6,501
Ratio of net expenses to average net assets (l)	1.25%	(o)	1.24%	(m)	1.24%		1.17%(h)	(k)	0.90%		0.90%	(h)
Ratio of net expenses to average net assets
before reimbursement & federal income taxes (l)	1.52%		1.48%		1.32%		2.02%	(h)	3.09%		3.52%(h)	(i)
Ratio of net investment income (loss) to
average net assets (l)	0.38%		0.25%		0.54%		0.87%	(h)	2.40%		1.40%	(h)
Ratio of net investment income (loss) to
average net assets before reimbursement & federal income taxes (l)	0.11%		0.01%		0.46%		0.02%	(h)	0.21%		(1.22)%(h)	(j)
Portfolio turnover rate	76.27%		68.05%		61.48%		40.54%	(g)	127.63%		27.07%	(g)

(a) The Fund's Board of Trustees elected to change its fiscal year end from November 30 to September 30.
The information presented is from December 1, 2008 through September 30, 2009.
(b) For the period December 8, 2006 (the date the Fund commenced operations) through November 30, 2007.
(c) Net investment income per share is based on average shares outstanding during the period.
(d) Net realized gain distributed amounted to less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) Annualized.
(i) The expense ratio before reimbursements includes income taxes of .09% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(j) The net investment income (loss) ratio includes income tax expense of (.09)% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(k) Effective April 1, 2009, the Adviser has contractually agreed to cap the Fund's expenses at 1.24%. Prior to April 1,
2009, the Fund's expense cap was 0.90%.
(l) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(m) Effective January 28, 2011, the Adviser has contractually agreed to cap the Fund's expenses at 0.99% excluding fees paid pursuant to an Administrative Services Plan. Prior to January 28, 2011, the Fund's expense cap was 1.24%. Also effective January 28, 2011, the Fund adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Investor Class shares.
(n) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.
(o) Includes short sale and interest expense of 0.01% for 2012.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund - Institutional Class
Financial Highlights
(For a share outstanding during each period)

			For the
	Year Ended		Period Ended
	September 30, 2012		September 30, 2011	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.35		$12.59

Income from investment operations:
Net investment income	0.08	(c)	0.05	(c)
Net realized and unrealized gain (loss) on investments	1.44		(0.30)
Total from investment operations	1.52		(0.25)

Less Distributions to shareholders:
From net investment income	(0.15)		-
From net realized gain	(0.63)		-
Total distributions	(0.78)		-

Paid in capital from redemption fees	-	(g)	0.01

Net asset value, end of period	$13.09		$12.35

Total Return (b)	13.00%		(1.91)%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$32,996		$11,856
Ratio of expenses to average net assets (f)	1.01%	(h)	0.99%	(e)
Ratio of expenses to average net assets
before waiver and reimbursement (f)	1.27%		1.34%	(e)
Ratio of net investment income (loss) to
average net assets (f)	0.64%		0.58%	(e)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement (f)	0.38%		0.23%	(e)
Portfolio turnover rate	76.27%		68.05%	(d)

(a) For the period January 31, 2011 (commencement of operations) through September 30, 2011.
(b) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Net investment income per share is based on average shares outstanding during the period.
(d) Not annualized.
(e) Annualized.
(f) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g) Redemption fees resulted in less than $0.005 per share.
(h) Includes short sale and interest expense of 0.02% for 2012.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 1.  ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment Adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”).  The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class.  Investor shares were first offered to the public on December 8, 2006; and Institutional shares were first offered to the public on January 31, 2011.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.  The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified.  As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the fair values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent to the amounts actually received or paid.  Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

Short Sales - The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.  The Fund may engage in short sales with respect to various types of securities, including Exchange Traded Funds (ETFs), and Futures.  A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own.  Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.  The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.  The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales.  As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity.  In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.  Dividend expenses on securities sold short and borrowing costs are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.  The Fund’s social and environmental screens are not applied to short sales.

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).  Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date.  The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available.  Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 90 calendar days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.  For the year ended September 30, 2012, the Fund made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated Undistributed	Accumulated Net Realized
	Paid in Capital	Net Investment Income	Loss from Investments
Appleseed Fund	$21,528	$716,684	$(738,212)

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique).  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds, gold trusts, limited partnerships, and closed-end funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), and certificates of deposit, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded and when the market is considered active will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$161,653,659	$-	$-	$161,653,659

Gold Trusts	41,072,968	-	-	41,072,968
Certificates of Deposit	-	2,003,455	-	2,003,455
Money Market Securities	33,156,827	-	-	33,156,827

Total	$235,883,454	$2,003,455	$-	$237,886,909

 * Refer to Schedule of Investments for industry classifications.

		Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Limited Partnerships	$(4,844,329)	$-	$-	$(4,844,329)
Short Futures Contracts*	(15,815)	-	-	$(15,815)

Total	$(4,860,144)	$-	$-	$(4,860,144)

 *The amount shown represents the gross unrealized depreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Trust recognizes transfers between fair value hierarchy levels at the reporting period end.  There were no transfers between any Levels for the fiscal year ended September 30, 2012.

NOTE 4. DERIVATIVE TRANSACTIONS

Currency Futures Contracts – The Appleseed Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal period.  A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates.  Cash held at broker as of September 30, 2012 is held for collateral for futures transactions and is restricted from withdrawal.

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 4. DERIVATIVE TRANSACTIONS - continued

The following tables present a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of September 30, 2012 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2012.

At September 30, 2012:
Derivatives	Location of Derivatives on Statements of Assets & Liabilities

Short currency futures contracts	Receivable for net variation margin on futures contracts	$280,762

For the fiscal year ended September 30, 2012 :
Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Sold Short	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Short currency futures contracts	Net realized and unrealized gain (loss) on currency futures contracts	1,271	1,016	$807,622	$(38,644)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2012, before the waiver described below, the Adviser earned a fee of $2,172,250 from the Fund.  The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through June 7, 2013, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.99% of the Fund’s average daily net assets.  For the fiscal year ended September 30, 2012, the Adviser waived fees of $573,176.  At September 30, 2012, the Adviser was owed $137,249 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2012 are as follows:

Recoverable through
Amount	September 30,

$91,650	2013
$380,938	2014
$573,176	2015

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended September 30, 2012, HASI earned fees of $137,988 for administrative services provided to the Fund.  At September 30, 2012, the Fund owed HASI $12,400 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal Distributor and Huntington National Bank, the former custodian of the Fund’s investments.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2012, HASI earned fees of $111,149 from the Fund for transfer agent services. For the fiscal year ended September 30, 2012, HASI earned fees of $69,810 from the Fund for fund accounting services.  At September 30, 2012, the Fund owed HASI $12,148 for transfer agent services and $7,155 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended September 30, 2012. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such person may be deemed to be affiliates of the Distributor.

The Fund has an Administrative Services Plan Fee with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor.  Financial intermediaries eligible to receive payments under the Administrative Services Plan Fee include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.  For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the assets of the Investor Class’ assets on an on-going basis.  For the fiscal year ended September 30, 2012, the Investor Class incurred Service fees of $499,119.  At September 30, 2012, $42,298 was owed to the Adviser.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan prior to January 31, 2013.

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 6.  INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2012, purchases and sales of investment securities, other than short-term investments and short securities were as follows:

Purchases

U.S. Government Obligations	$-
Other	170,292,978
Sales
U.S. Government Obligations	$-
Other	140,736,275

At September 30, 2012, the appreciation (depreciation) of investments, net of proceeds for investment securities sold short, and excluding futures contracts for tax purposes, was as follows:

Amount
Gross Appreciation	$22,911,712
Gross (Depreciation)	(12,762,672)
Net Appreciation
(Depreciation) on Investments	$10,149,040

At September 30, 2012, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $231,417,596.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At September 30, 2012, Charles Schwab & Co., for the benefit of its customers, owned 30.32% of the Investor class.  As a result, Charles Schwab & Co. may be deemed to control the Investor class.  At September 30, 2012, Pershing LLC., for the benefit of its customers, owned 40.34% of the Institutional Class, while Charles Schwab & Co. owned 29.13% of the Institutional class.  As a result, Pershing LLC and Charles Schwab & Co. may be deemed to control the Institutional Class.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2011, an income dividend of $0.1263 per share was made to shareholders of record on December 22, 2011 for the Investor Class.  On December 23, 2011, an income dividend of $0.1530 per share was made to shareholders of record on December 22, 2011 for the Institutional Class.

On December 23, 2011, a long-term capital gain of $0.4721 per share was made to shareholders of record on December 22, 2011 for both the Investor Class and Institutional Class.

On December 23, 2011, a short-term capital gain of $0.1540 per share was made to shareholders of record on December 22, 2011 for both the Investor Class and Institutional Class.

Appleseed Fund
Notes to the Financial Statements
September 30, 2012

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS - continued

The tax characterization of distributions for the fiscal periods ended September 30, 2012 and 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary Income*	$4,503,209	$1,231,390
Long-term Capital Gain	$7,306,305	$1,218,683
	$11,809,514	$2,450,073

*Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$7,203,798
Unrealized appreciation (depreciation)	10,149,040
Other temporary differences	56,622

$17,409,460

At September 30, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in grantor trusts and passive foreign investment companies.

NOTE 10.  CAPITAL LOSS CARRYFORWARDS

As of September 30, 2012, the Fund does not have available any capital loss carryforwards.

NOTE 11.  FOREIGN TAX CREDITS (Unaudited)

During the fiscal year ended September 30, 2012, the fund earned gross foreign source income of $ 2,149,068 and paid foreign taxes of $ 265,811. The fund intends to pass through the maximum foreign tax credit allowable and final amounts will be provided to shareholders on Internal Revenue Service Form 1099-DIV.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Appleseed Fund
(Unified Series Trust)

We have audited the accompanying assets and liabilities, of Appleseed Fund (the “Fund”), a series of the Unified Series Trust, including the schedule of investments, securities sold short and futures contracts as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 29, 2012

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 62) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.

Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present
Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005,  Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *   The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** The Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 57)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age - 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 46) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief  Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 37) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** The Trust currently consists of 23 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-470-1029 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly, Interested
Kenneth G.Y. Grant

OFFICERS
John C. Swhear, Interim President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISER
Pekin Singer Strauss Asset Management, Inc.
21 S. Clark Street, Suite 3325
Chicago, IL  60603

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

• Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

IRON FUNDS

Annual Report

IRON Strategic Income Fund

September 30, 2012

Institutional Share Class	IFUNX
Investor Share Class	IRNIX

(877) 322- 0575

WWW.IRONFUNDS.COM

The Fund

The Iron Strategic Income Fund's Institutional Share Class returned 11.22% for the fiscal year ended September 30, 2012, compared to the High Yield Index return of 18.94%.  During the same period the Investor Share Class returned 10.86%.  The Fund's reduction of exposure to the High Yield market was the main contributor to the Fund's performance for the year.  In return for lower volatility and more stable returns, we willingly accept underperforming our benchmark in strong markets.

The current fiscal year begins our seventh year managing the Iron Strategic Income Fund ("Fund"). Our goal is to manage the Fund to produce the best possible risk adjusted return over long term market cycles.  Since the inception of the Fund, we have maintained a higher Sharpe Ratio (1.029 vs 0.617) and lower volatility as measured by Standard Deviation (6.75% vs. 13.04%) than that of our benchmark, the Merrill Lynch High Yield Master II Index ("Index").  Sharpe Ratio is calculated by using standard deviation and excess return to determine reward per unit of risk.  Standard Deviation depicts how widely a mutual fund’s returns varied over a certain period of time.

Since inception, a key contributor to the Fund’s performance has been our ability to significantly limit drawdown compared to the Index (drawdown can be described as the largest percentage decline from peak to trough).  By strategically adjusting our exposure to the market, we have been able to limit the Fund's largest drawdown, which occurred in 2008, to almost a third of the Index’s (-12.75% vs             -34.99%).  While it is our belief that an absolute return focused fixed income strategy provides investors with the best risk adjusted returns over time, we understand this opportunity does not come without cost.  Investing in an absolute return strategy may result in underperformance during strong markets.

Derivatives have played an integral role in managing the Fund since its inception.  We believe derivatives should be used to lower the Fund’s risk profile. Our derivatives use has primarily been in the form of buying protection on the high yield credit default swap index.  This often proves to be a cost effective and expedient tool for reducing the Fund's High Yield exposure rather than selling our current holdings.

Markets

At the start of 2012, the credit markets began to digest a slow growth domestic economy.  The Fed continues to medicate markets and has indicated that economic conditions are likely to warrant a zero to 0.25 basis point Fed funds rate until late 2014.  By the end of the 3rd quarter 2012, both the 5 and 10 year Treasury securities hit their lowest quarter ending yields on record.   While yields in the High Yield market place have reached absolute lows, relative High Yield spreads remain more than double their 2007 levels.  These low absolute yields are a function of extremely low Treasury rates.  With few alternatives available, historically low default rates and the Fed projecting to keep short term rates low for some time, investors in search of returns have flocked to High Yield.  Strong demand and a sharp drop in yields has been a catalyst for record High Yield issuance.  Continued demand has led to an increase in lower rated issuance and lighter covenants, potentially planting the seed for increasing default rates and future spread widening.

Conclusion

We begin our 7th year with cautious optimism.  We see a marketplace filled with opportunities and risks and stand ready to adjust our exposure in an effort to create meaningful returns while protecting capital.  Our focus remains on mitigating market risk in order to create peace of mind investing.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Performance Results - (Unaudited)

**Total Returns**
**(For the periods ended September 30, 2012)**

| | | Average Annual Returns | |
|---|---|---|---|
| | **1 Year** | **Five Years** | **Since Inception (October 11, 2006)** |
| Iron Strategic Income Fund - Institutional Class* | 11.22% | 8.41% | 8.33% |
| Merrill Lynch High Yield Master II Index** | 18.94% | 9.07% | 8.83% |

Total annual operating expenses as disclosed in the Fund's prospectus dated January 30, 2012, were 1.73% of average daily net assets (1.11% excluding fees and expenses of underlying funds in which the Fund invests).

**Total Returns**
**(For the periods ended September 30, 2012)**

| | | Average Annual Returns | |
|---|---|---|---|
| | **1 Year** | **Three Years** | **Since Inception (February 2, 2009)** |
| Iron Strategic Income Fund - Investor Class* | 10.86% | 6.63% | 12.32% |
| Merrill Lynch High Yield Master II Index** | 18.94% | 12.62% | 20.97% |

Total annual operating expenses as disclosed in the Fund's prospectus dated January 30, 2012, were 2.08% of average daily net assets (1.46% excluding fees and expenses of underlying funds in which the Fund invests).

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Merrill Lynch High Yield Master II Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of high yield bonds. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 made on October 11, 2006 for the Institutional Class and February 2, 2009 for the Investor Class (commencement of Fund operations) and held through September 30, 2012.  The Merrill Lynch High Yield Master II Index is a widely recognized unmanaged index of high yield bonds.  Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1 As a percent of net assets.

The investment objective of the Iron Strategic Income Fund is to maximize total return.  Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2012 and held through September 30, 2012.

Actual Expenses – (Unaudited)

The first line of each table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - (Unaudited)

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Iron Strategic Income Fund	Beginning Account	Ending Account	Expense Paid During Period
Institutional Class	Value	Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual*	$1,000.00	$1,031.89	$5.79
Hypothetical**	$1,000.00	$1,019.30	$5.76

Iron Strategic Income Fund	Beginning Account	Ending Account	Expense Paid During Period
Investor Class	Value	Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual***	$1,000.00	$1,030.73	$7.57
Hypothetical**	$1,000.00	$1,017.55	$7.52
*   Expenses are equal to the Institutional Class annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
** Assumes a 5% return before expenses.
*** Expenses are equal to the Investor Class annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

Iron Strategic Income Fund
Schedule of Investments
September 30, 2012

Corporate Bonds - 13.81%	Principal Amount	Fair Value

Corporate Bonds - Domestic - 11.68%
AES Corp., 8.000%, 10/15/2017	2,000,000	$2,320,000
Ally Financial, Inc., 8.000%, 03/15/2020	2,000,000	2,350,000
Apria Healthcare Group I, 11.250%, 11/01/2014	2,000,000	2,060,000
Burger King Corp., 9.875%, 10/15/2018 (f)	2,000,000	2,330,000
Calpine Corp., 7.500%, 02/15/2021 (a)	2,000,000	2,170,000
Case New Holland, Inc., 7.875%, 12/01/2017	2,000,000	2,355,000
Chesapeake Energy Corp., 6.625%, 08/15/2020 (f)	1,624,000	1,682,870
Citycenter Holdings/Finance, 7.625%, 01/15/2016	2,000,000	2,145,000
Consol Energy Inc., 8.000%, 04/01/2017	2,000,000	2,100,000
Cricket Communications I, 7.750%, 10/15/2020 (f)	2,000,000	1,960,000
Del Monte Corp., 7.625%, 02/15/2019	2,000,000	2,067,500
Energy Transfer Equity LP, 7.500%, 10/15/2020	2,000,000	2,280,000
First Data Corp., 12.625%, 01/15/2021	2,000,000	2,082,500
HCA Inc., 8.500%, 04/15/2019	2,000,000	2,265,000
Intl Lease Finance Corp., 8.625%, 09/15/2015	2,000,000	2,285,000
Mcjunkin Red Man Corp., 9.500%, 12/15/2016	2,000,000	2,167,500
Metropcs Wireless Inc., 6.625%, 11/15/2020	2,000,000	2,102,500
Michaels Stores, Inc., 7.750%, 11/01/2018	2,000,000	2,155,000
NRG Energy, Inc., 8.250%, 09/01/2020	2,000,000	2,190,000
Pinafore LLC, 9.000%, 10/01/2018	649,000	726,880
RBS Global & Rexnord Corp, 8.500%, 05/01/2018	2,000,000	2,215,000
Reynolds GRP ISS/Reynold, 7.125%, 04/15/2019	2,000,000	2,120,000
SLM Corp., 8.000%, 03/25/2020	2,000,000	2,320,000
Transdigm, Inc., 7.750%, 12/15/2018	2,000,000	2,220,000
Valeant Pharmaceuticals, 6.875%, 12/01/2018 (a)	2,000,000	2,115,000
Warner Chilcott Co. LLC, 7.750%, 09/15/2018	2,000,000	2,145,000
WebMD Health Corp., 2.500%, 01/31/2018	500,000	415,313
Wynn Las Vegas LLC/Corp., 7.750%, 08/15/2020	2,000,000	2,235,000
		57,580,063

Corporate Bond - Australia - 0.41%
FMG Resources Aug. 2006, 7.000%, 11/01/2015 (a) (b) (f)	2,000,000	2,000,000

Corporate Bond - Canada - 0.45%
Novelis Inc., 8.750%, 12/15/2020 (b)	2,000,000	2,225,000

Corporate Bonds - Luxembourg - 1.27%
CHC Helicopter SA, 9.250%, 10/15/2020 (b)	2,000,000	2,065,000
Expro Finance Luxembourg, 8.500%, 12/15/2016 (a) (b)	2,000,000	2,070,000
Intelsat Luxembourg SA, 11.250%, 02/04/2017 (b)	2,000,000	2,122,500
		6,257,500

TOTAL CORPORATE BONDS (Cost $65,171,031)		68,062,563

Convertible Notes - 2.70%

Convertible Notes - Domestic - 2.61%
Alliant Techsystems, Inc., 3.000%, 08/15/2024	500,000	517,500
Annaly Capital Mgmt, 5.000%, 05/15/2015	500,000	513,437
Ares Capital Corp., 5.750%, 02/01/2016 (a)	500,000	533,750
Boston Properties LP, 3.625%, 02/15/2014 (a)	500,000	546,250
Chesapeake Energy Corp., 2.500%, 05/15/2037 (f)	500,000	451,562
Electronic Arts, Inc., 0.750%, 07/15/2016	500,000	458,750
Health Care REIT, Inc., 3.000%, 12/01/2029	500,000	595,625
Iconix Brand Group, Inc., 2.500%, 06/01/2016 (a)	500,000	499,375
Illumina, Inc., 0.250%, 03/15/2016 (a)	500,000	468,437
Intel Corp., 2.950%, 12/15/2035	500,000	546,250
InterDigital, Inc./PA, 2.500%, 03/15/2016	500,000	523,437
Intl Game Technology, 3.250%, 05/01/2014	500,000	524,687
Lam Research Corp., 1.250%, 05/15/2018 (f)	500,000	485,625
LifePoint Hospitals, Inc., 3.500%, 05/15/2014	500,000	545,937
Linear Technology Corp., 3.000%, 05/01/2027	500,000	520,312
MGM Resorts International, 4.250%, 04/15/2015	500,000	520,937
Nuvasive, Inc., 2.750%, 07/01/2017	500,000	479,688
priceline.com, Inc., 1.000%, 03/15/2018 (a)	500,000	539,375
ProLogis, Inc., 3.250%, 03/15/2015	500,000	563,438
Prospect Captial Corp., 5.750%, 03/15/2018 (a)	500,000	509,688
Rovi Corp., 2.625%, 02/15/2040 (f)	500,000	497,188
Steel Dynamics, Inc., 5.125%, 06/15/2014	500,000	525,313
Stone Energy Corp., 1.750%, 03/01/2017 (a)	500,000	478,438
TIBCO Software, Inc., 2.250%, 05/01/2032 (a)	500,000	515,000
Trinity Industries, Inc., 3.875%, 06/01/2036	500,000	519,063
		12,879,062
Convertible Notes - Greece - 0.09%
DryShips, Inc., 5.000%, 12/01/2014 (b)	500,000	415,625

TOTAL CONVERTIBLE NOTES (Cost $13,355,547)		13,294,687

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2012

U.S. Government Securities - 2.03%	Principal Amount	Fair Value

U.S. Treasury Note, 0.000%, 10/25/2012 (c)	10,000,000	$9,999,630

TOTAL U.S. GOVERNMENT SECURITIES (Cost $9,999,667)		9,999,630

Mutual Funds - 72.43%	Shares

American Beacon High Yield Bond Fund - Institutional Class	37,607	$340,723
Artio Global High Income Fund - Class I	437,866	4,291,086
BlackRock High Yield Portfolio - BlackRock Class	893,474	7,094,185
Columbia High Yield Bond Fund - Class R5	2,895,962	8,456,209
Delaware High-Yield Opportunities Fund - Class I	480,348	2,012,660
DWS Global High Income Fund - Institutional Class (d)	494,524	3,486,393
DWS High Income Fund - Institutional Class	3,165,433	15,510,624
Eaton Vance High Income Opportunities Fund - Class I (d)	1,130,755	5,077,089
Eaton Vance Income Fund of Boston - Institutional Class	1,000,628	5,913,715
Federated High Income Bond Fund - Class A	1,512,809	11,769,651
Federated High Yield Trust - Class SS	219,569	1,381,088
Federated Institutional High Yield Bond Fund - Institutional Class	1,106,806	11,211,942
Fidelity Advisor High Income Advantage Fund - Class I	1,107,994	10,681,060
Fidelity Capital & Income Fund	2,801,789	26,196,731
Fidelity High Income Fund	1,778,290	16,484,754
Hartford High Yield Fund - Class Y	74,244	558,316
Hotchkis and Wiley High Yield Fund - Class I	86,384	1,096,218
Invesco High Yield Fund - Institutional Class	1,676,092	7,274,238
Ivy High Income Fund - Class I	2,291,586	19,524,312
Janus High-Yield Fund - Class I	487,359	4,478,826
JPMorgan High Yield Fund - Select Class	924,056	7,466,374
Loomis Sayles Institutional High Income Fund	378,805	2,931,947
Lord Abbett High Yield Fund - Class I	942,784	7,466,846
MainStay High Yield Opportunities Fund - Class I	305,474	3,613,752
Metropolitan West High Yield Bond Fund - Class I	1,052,081	10,910,084
MFS High Income Fund - Class I (d)	3,118,820	11,040,623
MFS High Yield Opportunities Fund - Class I	313,671	2,041,997
Natixis Loomis Sayles High Income Fund - Class Y	336,394	1,544,050
Northeast Investors Trust	246,348	1,485,479
Nuveen High Income Bond Fund - Class I	651,715	5,832,848
PIMCO High Yield Fund - Institutional Class	3,109,486	29,602,308
Pioneer Global High Yield Fund - Class Y	734,394	7,255,815
Pioneer High Yield Fund - Class Y	809,622	8,282,435
Principal High Yield I - Institutional Class	361,729	4,080,305
Principal High Yield Fund - Institutional Class	556,385	4,328,678
Prudential High Yield Fund, Inc. - Class Z	1,867,819	10,553,176
Putnam High Yield Advantage Fund - Class Y	843,465	5,322,262
Putnam High Yield Trust - Class Y	455,164	3,509,313
RidgeWorth High Income Fund - Class I	404,047	2,840,451
RidgeWorth SEIX High Yield Bond Fund - Class I	467,674	4,644,001
SEI High Yield Bond Fund - Class A	1,797,807	13,645,357
T. Rowe Price High Yield Fund - Investor Class	787,691	5,419,315
T. Rowe Price Institutional High Yield Fund	233,074	2,258,483
TIAA-CREF High Yield Fund - Institutional Class	1,486,862	15,270,070
USAA High Yield Opportunities Fund	1,425,961	12,277,520
Vanguard High-Yield Corporate Fund - Admiral Shares	1,284,796	7,734,472
Western Asset High Yield Portfolio - Institutional Class	322,612	2,803,497

TOTAL MUTUAL FUNDS (Cost $344,768,557)		357,001,278

Exchange-Traded Funds - 0.01%

iShares iBoxx $ High Yield Corporate Bond Fund	593	54,775
SPDR Barclays Capital High Yield Bond ETF	406	16,325

TOTAL EXCHANGE-TRADED FUNDS (Cost $69,981)		71,100

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2012

Preferred Stocks - 0.20%	Shares	Fair Value

PPL Corp., 8.750%, 05/01/2014	9,125	$499,138
United Technologies Corp., 7.500%, 08/01/2015	9,068	508,715

TOTAL PREFERRED STOCKS (Cost $999,935)		1,007,853

Money Market Securities (e) - 5.55%

Federated Treasury Obligations Fund - Institutional Shares - 0.01%	6,839,671	6,839,671
Fidelity Institutional Treasury Only Portfolio - Class I - 0.01%	6,839,671	6,839,671
First American Government Obligations Fund - Class Z - 0.00%	6,839,671	6,839,671
First American Treasury Obligations Fund - Class Z - 0.00%	6,839,671	6,839,671

TOTAL MONEY MARKET SECURITIES (Cost $27,358,684)		27,358,684

Repurchase Agreements - 1.23%	Principal Amount

Credit Suisse Government TPR mix, 0.180%, dated 9/28/12, due 10/1/12, repurchase price $6,081,091 (collateralized by U.S. Treasury Strip Principal,
4.625%, 2/15/40, fair value $6,202,647) (g)	6,081,000	6,081,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,081,000)		6,081,000

TOTAL INVESTMENTS (Cost $467,804,402) - 97.96%		$482,876,795

Other assets less liabilities - 2.04%		10,035,337

TOTAL NET ASSETS - 100.00%		$492,912,132

(a) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor has determined that the security is liquid under criteria established by the Fund's Board of Trustees. See Note 11 in the Notes to the Financial Statements.
(b) Foreign bond denominated in U.S. dollars.
(c) A portion of this investment serves as collateral for outstanding swap contracts. See Note 4 in the Notes to the Financial Statements.
(d) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(e) Variable rate securities; the money market rates shown represent the rate at September 30, 2012.
(f) A portion of this security is on loan as of September 30, 2012. Total fair value of loaned securities is $5,785,245.
(g) Security purchased with cash proceeds for securities on loan and serve as collateral for those securities as of September 30, 2012.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2012

			Acquisition	Maturity	Notional	Appreciation/
Credit Default Swaps (h)	Name	Counterparty	Date	Date	Amount	(Depreciation)

CDX North America High Yield Credit Default Swap Index	Markit CDX. NA. HY. 18	J.P. Morgan Securities, Inc.	9/25/2012	6/20/2017	$ 9,900,000	$59,573
(Markit CDX. NA. HY. 18), (Markit CDX. NA. HY. 19),	Markit CDX. NA. HY. 18	Bank of America	9/25/2012	6/20/2017	$ 49,500,000	$297,865
agreements with J.P. Morgan Securities, Inc., Bank of	Markit CDX. NA. HY. 18	Morgan Stanley	9/26/2012	6/20/2017	$ 44,550,000	$(515,626)
America, Morgan Stanley, Nomura Securities	Markit CDX. NA. HY. 18	Nomura Securities International, Inc.	9/27/2012	6/20/2017	$ 49,500,000	$(164,749)
International, Inc., and Credit Suisse, to pay a premium	Markit CDX. NA. HY. 18	Credit Suisse	9/27/2012	6/20/2017	$ 49,500,000	$(195,633)
equal to 5% of the notional amount.	Markit CDX. NA. HY. 19	Morgan Stanley	9/27/2012	12/20/2017	$ 20,000,000	$(124,245)
					$ 222,950,000	$ (642,815)
(h) - See related notes to the financial statements.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Assets and Liabilities
September 30, 2012

Assets
Investment in securities: (a)
At cost	$467,804,402
At value	$482,876,795

Interest receivable	$1,617,905
Dividends receivable	1,557,622
Receivable for investments sold	15,026,600
Receivable for Fund shares sold	60,235
Prepaid expenses	28,459
Total assets	501,167,616

Liabilities
Payable to Advisor (b)	407,247
Payable upon return of securities loaned	6,081,000
Payable for Fund shares redeemed	149,308
Payable for investments purchased	447,125
Payable for Swap Contracts, net	465,275
Unrealized depreciation on Swap Contracts	642,815
Payable to administrator, transfer agent, and fund accountant (b)	35,986
12b-1 fees accrued, Investor Class (b)	859
Administration Plan fees accrued, Investor Class (b)	344
Payable to trustees and officers	969
Other accrued expenses	24,556
Total liabilities	8,255,484

Net Assets	$492,912,132

Net Assets consist of:
Paid in capital	$489,071,702
Accumulated undistributed net investment income	642,815
Accumulated net realized gain (loss) from investment transactions
and swap agreements	(11,231,963)
Net unrealized appreciation (depreciation) on:
Investment securities	15,072,393
Swap contracts	(642,815)

Net Assets	$492,912,132

Net Assets: Institutional Class	$488,712,760

Shares outstanding (unlimited number of shares authorized)	43,128,157

Net asset value and offering price per share	$11.33

Redemption price per share (Net Asset Value * 99%) (c)	$11.22

Net Assets: Investor Class	$4,199,372

Shares outstanding (unlimited number of shares authorized)	367,900

Net asset value and offering price per share	$11.41

Redemption price per share (Net Asset Value * 99%) (c)	$11.30

(a) Investments include securities purchased with cash proceeds from securities loaned.
(b) See Note 5 in the Notes to the Financial Statements.
(c) The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Operations
For the fiscal year ended September 30, 2012

Investment Income
Dividend income	$24,908,298
Interest income	5,518,991
Income from securities loaned, net	14,995
Total Income	30,442,284

Expenses
Investment Advisor fee (a)	5,297,476
Administration Plan Fee, Investor Class (a)	4,397
12b-1 fees, Investor Class (a)	10,992
Administration expenses (a)	272,203
Fund accounting expenses (a)	107,941
Custodian expenses	78,909
Legal expenses	52,091
Transfer agent expenses (a)	49,110
Registration expenses	44,311
Auditing expenses	19,500
Insurance expenses	19,392
Printing expenses	13,599
Trustee expenses	10,174
Pricing expenses	9,999
CCO expenses	9,406
Miscellaneous expenses	8,149
Total Expenses	6,007,649
Other expense reductions (b)	(9,125)
Net Expenses	5,998,524
Net Investment Income	24,443,760

Realized & Unrealized Gain (Loss):
Long Term Capital Gain Dividends from investment companies	1,483,094
Net realized gain (loss) on:
Investment securities	(2,125,419)
Swap contracts	(10,964,458)
Change in unrealized appreciation (depreciation) on:
Investment securities	46,161,250
Swap contracts	(2,064,206)
Net realized and unrealized gain (loss) on investment securities
and swap contracts	32,490,261
Net increase (decrease) in net assets resulting from operations	$56,934,021

(a) See Note 5 in the Notes to the Financial Statements.
(b) Certain funds in which the Fund invests in refund a portion of the distribution fee charged.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statements of Changes In Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2012	September 30, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$24,443,760	$28,896,844
Long term capital gain dividends from investment companies	1,483,094	-
Net realized gain (loss) on investment securities
and swap agreements	(13,089,877)	19,399,825
Change in unrealized appreciation (depreciation) on investment securities
and swap agreements	44,097,044	(49,645,896)
Net increase (decrease) in net assets resulting from operations	56,934,021	(1,349,227)

Distributions:
From net investment income, Institutional Class	(22,382,393)	(25,993,425)
From net investment income, Investor Class	(177,688)	(118,302)
Return of Capital, Institutional Class	(844,984)	-
Return of Capital, Investor Class	(7,067)	-
From capital gains, Institutional Class	(23,649,586)	(14,591,863)
From capital gains, Investor Class	(191,689)	(542,632)
Total distributions	(47,253,407)	(41,246,222)

Capital Share Transactions - Institutional Class
Proceeds from shares sold	113,884,863	192,210,548
Reinvestment of distributions	37,143,673	31,542,356
Amount paid for shares redeemed	(220,902,864)	(169,646,327)
Proceeds from redemption fees collected (a)	1,955	900

Net increase (decrease) in net assets resulting from
Institutional Class capital share transactions	(69,872,373)	54,107,477

Capital Share Transactions - Investor Class
Proceeds from shares sold	1,758,860	4,343,666
Reinvestment of distributions	259,686	651,813
Amount paid for shares redeemed	(1,974,990)	(20,757,220)
Proceeds from redemption fees collected (a)	101	61

Net increase (decrease) in net assets resulting from
Investor Class capital share tranasactions	43,657	(15,761,680)

Total Increase (Decrease) in Net Assets	(60,148,102)	(4,249,652)

Beginning of year	553,060,234	557,309,886

End of year	$492,912,132	$553,060,234

Accumulated undistributed net investment income (loss) included
in net assets at the end of each year	$642,815	$(439,589)

Capital Share Transactions - Institutional Class
Shares sold	10,083,485	15,976,409
Shares issued in reinvestment of distributions	3,359,064	2,670,948
Shares redeemed	(19,630,297)	(14,218,704)

Net increase (decrease) in Institutional Class shares outstanding	(6,187,748)	4,428,653

Capital Share Transactions - Investor Class
Shares sold	154,784	361,203
Shares issued in reinvestment of distributions	23,287	54,672
Shares redeemed	(174,566)	(1,736,408)

Net increase (decrease) in Investor Class shares outstanding	3,505	(1,320,533)

(a) The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund - Institutional Class
Financial Highlights
For a share outstanding during each period
	For the		For the	For the		For the		For the
	Fiscal Year Ended		Fiscal Year Ended	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	September 30,		September 30,	September 30,		September 30,		September 30,
	2012		2011	2010		2009		2008

Selected Per Share Data
Net asset value, beginning of year	$ 11.13		$ 11.96	$ 11.40		$ 9.42		$ 10.28

Income from investment operations:
Net investment income (loss) (e)	0.52	(a)	0.47	0.62	(a)	0.52	(a)	0.43
Net realized and unrealized gain (loss)	0.68		(0.49)	0.57		1.85		(0.71)
Total from investment operations	1.20		(0.02)	1.19		2.37		(0.28)

Less Distributions to shareholders:
From net investment income	(0.49)		(0.51)	(0.52)		(0.38)		(0.35)
Tax Return of Capital	(0.02)		-	-		-		-
From net capital gains	(0.49)		(0.30)	(0.11)		(0.01)		(0.23)
Total distributions	(1.00)		(0.81)	(0.63)		(0.39)		(0.58)

Paid in capital from redemption fees (b)	-		-	-		-		-

Net asset value, end of year	$ 11.33		$ 11.13	$ 11.96		$ 11.40		$ 9.42

Total Return (c)	11.22%		-0.39%	10.66%		25.86%		-2.97%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 488,713		$ 548,976	$ 537,059		$ 238,397		$ 137,048
Ratio of expenses to average net assets (d)	1.13%		1.11%	1.15%		1.30%	(f)	1.22%
Ratio of net investment income to
average net assets (d) (e)	4.61%		3.95%	5.33%		5.23%	(g)	4.19%
Portfolio turnover rate	72.33%		98.14%	94.57%		285.55%		222.67%

(a) Per share amounts calculated using average shares method.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) These ratios exclude the impact of expenses of the underlying funds in which the fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(f) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.29%.
(g) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.24%.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund - Investor Class
Financial Highlights
For a share outstanding during each period

	For the		For the		For the		For the
	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2012		2011		2010		2009	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.21		$12.02		$11.47		$9.30

Income from investment operations:
Net investment income (loss) (b) (g)	0.48		0.56		0.58		0.39
Net realized and unrealized gain (loss)	0.68		(0.65)		0.58		2.02
Total from investment operations	1.16		(0.09)		1.16		2.41

Less Distributions to shareholders:
From net investment income	(0.45)		(0.42)		(0.50)		(0.24)
Tax Return of Capital	(0.02)
From net capital gains	(0.49)		(0.30)		(0.11)		-
Total distributions	(0.96)		(0.72)		(0.61)		(0.24)

Paid in capital from redemption fees	-	(h)	-	(h)	-	(h)	-

Net asset value, end of period	$11.41		$11.21		$12.02		$11.47

Total Return (c)	10.86%		-0.88%		10.34%		26.19%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$4,199		$4,084		$20,251		$50
Ratio of expenses to average net assets (e)	1.48%		1.46%		1.50%		1.64%	(f) (i)
Ratio of net investment income to
average net assets (e) (g)	4.26%		4.58%		4.88%		5.46%	(f) (j)
Portfolio turnover rate	72.33%		98.14%		94.57%		285.55%

(a) For the period February 2, 2009 (commencement of operations) to September 30, 2009.
(b) Per share amounts calculated using average shares method.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.
(f) Annualized.
(g) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(h) Redemption fees resulted in less than $0.005 per share.
(i) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.63%.
(j) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.47%.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 1.  ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on February 13, 2006.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The investment advisor to the Fund is Iron Financial, LLC (the “Advisor”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class.  Institutional shares were first offered to the public on October 11, 2006; and Investor shares were first offered to the public on February 2, 2009.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.  The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

The Fund is not a “diversified” fund as the term is defined in the 1940 Act, which means that the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified mutual funds.  The change in value of any one security could affect the overall value of the Fund more than it would the value of a diversified fund.  To the extent the Fund invests a significant percentage of its assets with a single counterparty, through swaps or certain repurchase agreements, the Fund is subject to the risks of investing with that counterparty, and may be more susceptible to a single adverse economic or regulatory occurrence affecting that counterparty.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

During the fiscal year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).  Expenses attributable to any class are borne by that class.  Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The First In, First Out method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

		Accumulated Undistributed	Accumulated Net Realized
	Paid in Capital	Net Investment Income	Gain from Investments
Iron Strategic Income Fund	$(2)	$(801,275)	$801,277

Swap Agreements - The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller.  The Fund may be either a protection buyer or seller.  The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange.  The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized appreciation/depreciation. Periodic payments paid or received are recorded in realized gain/loss.  Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations.  Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses.  In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.  Please see Note 4 for information on swap agreement activity during the fiscal year ended September 30, 2012.

Security loans – Under the terms of the securities lending agreement with U.S. Bank, the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Furthermore, loans will only be made if, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the SEC that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). The Fund has elected to have its cash received through loan transactions invested in repurchase agreements with borrowers and/or their affiliates secured by U.S. Government Securities. At all times the margin of collateral to market value of loaned securities shall be at least 102%. As of September 30, 2012, the Fund loaned securities having a fair value of $5,785,245 and received $6,081,000 of cash collateral for the loan from the following counterparties: Deutsche Bank Securities, Inc., Citigroup Global Markets, Inc., Barclay’s Capital, Inc., JP Morgan Clearing Corp., SG Americas Securities, LLC, Wells Fargo Securities, Inc., and Newedge USA, LLC.  This cash was invested in short term repurchase agreements.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Repurchase Agreements - A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security or other asset and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience delays or an inability to liquidate the underlying security, resulting in a potential loss in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the Adviser to be creditworthy (each a “Counterparty”). The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Repurchase agreements may be collateralized with securities or other assets. To the extent that the Fund enters into repurchase agreements collateralized by cash; obligations of the U.S. government or by an agency of the U.S. government (which may be of any maturity); and securities that at the time the repurchase agreement is entered into are rated in the highest rating category by at least one nationally recognized statistical rating organization or, if unrated, determined by the Board of Trustees (or the Advisor if so delegated by the Board) to be of comparable quality. At September 30, 2012, the Fund held repurchase agreements purchased with collateral from securities lending of $6,081,000.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique).  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Equity securities, including exchange-traded funds and preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

Fixed income securities, including corporate bonds, convertible notes, and U.S. government securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including repurchase agreements, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$-	$68,062,563	$-	$68,062,563
Convertible Notes*	-	13,294,687	-	13,294,687
U.S. Gov't Securities	-	9,999,630	-	9,999,630
Mutual Funds	357,001,278	-	-	357,001,278
Exchange-Traded Funds	71,100	-	-	71,100
Preferred Stocks	1,007,853	-	-	1,007,853
Money Market Securities	27,358,684	-	-	27,358,684
Repurchase Agreements	-	6,081,000	-	6,081,000
Total	$385,438,915	$97,437,880	$-	$482,876,795
* See schedule of investments for additional country information related to corporate bonds and convertible notes.

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Other Financial Instruments**	$-	$(642,815)	$-	$(642,815)

Total	$-	$(642,815)	$-	$(642,815)
**Credit Default Swaps (reflects net depreciation as of September 30, 2012) - See Note 4 for additional information related to these instruments.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Trust recognizes transfers between fair value hierarchy levels at the reporting period end.  There were no transfers between any Levels for the period ended September 30, 2012.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders.  Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities.  Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities.  The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities.  The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would allow.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time.  The holder pays the premium at inception and has no further financial obligation.  The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

The Fund enters into credit derivatives, such as credit default swaps, to gain exposure to or to mitigate specific forms of credit risk.  Swaps expose the Fund to counterparty risk (described below).  The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets.  The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets.  When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default.  These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

To mitigate counterparty risk on swap agreements, the Fund may require the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure.  This collateral is generally in cash and is invested in a money market fund.  At September 30, 2012, the Fund’s custodian held no collateral posted by a counterparty.  A counterparty may also require the Fund to post collateral to a segregated account at the Fund’s custodian.  At September 30, 2012, the Fund’s custodian held U.S. Treasury Notes totaling $1,999,920 as collateral for the Fund’s credit default swap agreements.

As of September 30, 2012, the Fund held several credit default swap contracts with five counterparties.  Credit default swap contracts are represented on the Statement of Assets and Liabilities under payable for swap contracts, unrealized depreciation on swap contracts.  The effect of trading in credit default swap agreements is reflected on the Statement of Operations under net realized gain (loss) on swap agreements and change in unrealized appreciation (depreciation) on swap agreements.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 4. DERIVATIVE TRANSACTIONS - continued

At September 30, 2012
Derivatives - Credit Risk	Location of Derivatives on Statement of Assets & Liabilities		Gross Asset	Gross Liability

Credit Default Swap Agreements	Payable on Swap Contracts, net	$(465,275)	$446,211	$(911,486)
Credit Default Swap Agreements	Unrealized depreciation on Swap Contracts	$(642,815)	$357,437	$(1,000,252)

For the year ended September 30, 2012 :
Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Credit Default Swap Agreements	Net realized and unrealized gain (loss) on swap contracts	$(10,964,458)	$(2,064,206)

The Fund held a total notional value of swap agreements of $200,000,000 at the fiscal year ended September 30, 2011.  The Fund purchased a total notional value of swap agreements of $1,697,950,000 during the fiscal year ended September 30, 2012. The total notional value of terminated swap agreements was $1,675,000,000. The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the fiscal year ended September 30, 2012.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2012, the Advisor earned a fee of $5,297,476 from the Fund.   At September 30, 2012, the Fund owed the Advisor $407,247 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended September 30, 2012, HASI earned fees of $272,203 for administrative services provided to the Fund.  At September 30, 2012, HASI was owed $21,989 by the Fund for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2012, HASI earned fees of $49,110 from the Fund for transfer agent services.  For the fiscal year ended September 30, 2012, HASI earned fees of $107,941 from the Fund for fund accounting services.  At September 30, 2012, the Fund owed HASI $4,438 for transfer agent services and $9,559 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Fund or Advisor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred.  It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.  For the fiscal year ended September 30, 2012, the 12b-1 expense incurred by the Investor Class was $10,992.  Due to the Fund’s investments in underlying mutual funds, the Fund also receives a 12b-1 rebate.  At September 30, 2012, the amount was $9,125.  The Fund owed the Advisor $859 for 12b-1 fees as of September 30, 2012.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund has adopted an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Fund’s Distributor to compensate financial intermediaries who provide administrative services to the Investor Class shareholders.  Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

The Admin Plan requires the Distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Investor Class shareholders before the Distributor can compensate the financial intermediary pursuant to the Admin Plan. For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions.  For the fiscal year ended September 30, 2012, the Investor class incurred $4,397 in Admin Plan Fees.  At September 30, 2012, the Fund owed Unified Financial Securities, Inc. $344 in Admin Plan Fees.

NOTE 6.  INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases

U.S. Government Obligations	$-
Other	313,217,387
Sales
U.S. Government Obligations	$-
Other	308,241,995

As of September 30, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$17,987,460

Gross depreciation	(3,427,169)

Net appreciation (depreciation)
on investments	$14,560,291

At September 30, 2012, the aggregate cost of securities for federal income tax purposes was $468,316,504 for the Fund.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At September 30, 2012, SEI Private Trust Co., for the benefit of its customers, owned 67.41% of the Institutional class.  As a result, SEI Private Trust Co. may be deemed to control the Institutional class.  At September 30, 2012, Charles Schwab, for the benefit of its customers, owned 48.63% and National Financial Services LLC owned 42.45% of the Investor class.  As a result, Charles Schwab and National Financial Services LLC may be deemed to control the Investor class.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended September 30, 2012, the Institutional class paid quarterly distributions totaling $0.51 per share, of which $0.49 were classified as income and $0.02 were return of capital.  On December 5, 2011, the Institutional class paid a short-term capital gain distribution of $0.29 per share to shareholders of record on December 2, 2011.  On December 5, 2011, the Institutional class paid a long-term capital gain distribution of $0.20 per share to shareholders of record on December 2, 2011.

For the fiscal year ended September 30, 2012, the Investor class paid quarterly distributions totaling $0.47 per share, of which $0.45 were classified as income and $0.02 were return of capital.  On December 5, 2011, the Investor class paid a short-term capital gain distribution of $0.29 per share to shareholders of record on December 2, 2011.  On December 5, 2011, the Investor class paid a long-term capital gain distribution of $0.20 per share to shareholders of record on December 2, 2011.

The tax characterization of distributions paid for the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	2012	2011
Distributions paid from:
Ordinary Income*	$36,537,172	$40,788,803
Return of Capital	852,051	-
Long-Term Capital Gain	9,864,184	457,419
Total Distributions	$47,253,407	$41,246,222

*Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(10,719,861)
Unrealized appreciation (depreciation)	14,560,291
$3,840,430

As of September 30, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $512,102 and the tax treatment of unrealized depreciation of credit default swaps.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2012

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of September 30, 2012, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Total
$7,655,160	$3,064,701	$10,719,861

NOTE 10. CAPITAL LOSS CARRYFORWARDS

At September 30, 2012, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

No expiration - short term	$2,167,446
No expiration - long term	897,255
$3,064,701

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 11.  RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration.  Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market.  The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933.  It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2012, the aggregate value of such securities amounted to $12,445,313 and value amounts to 2.52% of the net assets of the Fund.

		Shares or
	Acquisition	Principal	Amortized
	Date	Amount	Cost	Value
Ares Capital Corp., 5.750%, 02/01/2016	3/20/2012	$500,000	$525,109	$533,750
Boston Properties LP, 3.625%, 02/15/2014	3/19/2012	500,000	533,349	546,250
Calpine Corp., 7.500%, 02/15/2021	1/14/2011	2,000,000	2,019,518	2,170,000
Expro Finance Luxembourg, 8.500%, 12/15/2016	1/14/2011	2,000,000	1,980,717	2,070,000
FMG Resources Aug. 2006, 7.000%, 11/01/2015	1/5/2011	2,000,000	2,045,551	2,000,000
Iconix Brand Group, Inc., 2.500%, 06/01/2016	3/19/2012	500,000	495,044	499,375
Illumina, Inc., 0.250%, 03/15/2016	6/13/2012	500,000	446,052	468,437
priceline.com, Inc., 1.000%, 03/15/2018	3/19/2012	500,000	520,538	539,375
Prospect Capital Corp., 5.750%, 03/15/2018	8/16/2012	500,000	492,592	509,688
Stone Energy Corp., 1.750%, 03/01/2017	6/13/2012	500,000	464,023	478,438
TIBCO Software, Inc., 2.250%, 05/01/2032	4/30/2012	500,000	509,218	515,000
Valeant Pharmaceuticals, 6.875%, 12/01/2018	1/14/2011	2,000,000	2,049,426	2,115,000
				$12,445,313

(a) Purchased on various dates beginning 02/15/2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Iron Strategic Income Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, of Iron Strategic Income Fund (the “Fund”), a series of the Unified Series Trust, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Strategic Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 29, 2012

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 62) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.

Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present
Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005,  Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *   The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** The Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 57)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age - 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 46) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief  Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 37) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** The Trust currently consists of 23 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0575 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewals (Unaudited)

Factors Considered by the Trustees in Renewing the Management Agreement

The Iron Strategic Income Fund (the “Iron Fund”) is a series of the Unified Series Trust (the “Trust”).  The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Iron Financial, LLC. (“Iron”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Iron, with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on May 8, 2012 via teleconference to consider whether to recommend that the full Board renew the Fund’s management agreement with Iron for an additional year.  All Trustees were present.  In advance of the Committee meeting, each Trustee received and reviewed the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”).  The materials specifically provided to each Trustee in advance of the Committee meeting included the following information: (i) the Administrator’s letter requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and Iron’s response thereto; (ii) a description of factors considered by the Board in approving the management agreement from the prior year; (iii) current schedule of Fund investments; (iv) Administrator’s report comparing the Fund’s performance returns and advisory fee and total expense ratio to those of its benchmark and/or peer group, as applicable, for periods ended February 29, 2012; (v) Iron’s current Form ADV Parts 1 and 2; (vi) Iron’s financial statements and profitability report; (vii) Iron’s soft dollar report; (viii) the Trust’s Chief Compliance Officer’s (“CCO”) review of Iron’s compliance policies and procedures; (ix) and copies of the management agreement between the Fund and Iron.  After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of Iron and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on May 21, 2012, the Committee recommended, and the Trustees, including the Independent Trustees, unanimously approved, the continuance of each Fund’s management agreement with Iron for an additional year.  The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

           (i)           The Nature, Extent and Quality of Services – The Board noted that Iron managed approximately $1.4 billion in assets, of which the Fund represented approximately $540 million, as of March 2012.  The Board reviewed the responses from Iron as to the resources provided to the Iron Fund, and considered the adequacy of such resources, and whether the resources are sufficient to achieve performance goals and meet compliance and other needs.  The Board determined that Iron’s resources appear adequate, and specifically noted that Iron provides two experienced portfolio managers to manage the Iron Fund.  The Board also noted that Iron provides the support of other professional personnel, including several analysts and a compliance officer.  The Board noted that Iron was not proposing any changes to the level of services provided to the Iron Fund.  The Board noted that various compliance reports had been provided by Iron and the Trust’s Administrator and CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.

(ii)           Fund Performance – The Board discussed the Iron Fund’s performance.  The Board noted that although the Iron Fund had underperformed its benchmark and peer group during the one-year ended February 29, 2012, the Iron Fund (both institutional and investor classes) had outperformed its benchmark and the Non-Traditional Bond Fund Morningstar category average for the five-year period ended February 29, 2012.  Iron explained that the Iron Fund’s one-year underperformance relative to its benchmark, the Merrill Lynch High Yield Index, was due to the fact that Iron attempts to manage the Fund’s volatility, noting that the Fund’s performance will typically trail the Index in strong markets.  Iron reported that although the Iron Fund had a lower return over the one-year period, it also had a lower volatility than the Index.  The Board recalled that the Iron Fund had received a four star Morningstar rating.

(iii)           Fee Rates and Profitability –  The Board noted that the advisory fee of 1.00% charged by Iron to the Iron Fund is higher than its peer group’s average advisory fee as determined by the Trust’s Administrator.  The Trustees recalled Iron’s statement that the Iron Fund’s advisory fee is consistent with the advisory fees of up to 1.24% that are charged by managers of comparable alpha generation funds.  The Board noted that Iron does not currently cap expenses.  The Board also noted that the Iron Fund’s Institutional Class total expense ratio is comparable to the average total expense ratio of its peer group.

The Board reviewed the profitability analysis prepared by Iron, and noted that Iron’s net profit from managing the Iron Fund was not excessive, even if marketing expenses paid by Iron on behalf of the Fund were not considered by the Board.  They also reviewed Iron’s current financial statements and determined that Iron appeared to be financially sound and able to continue providing advisory services to the Iron Fund.

The Board noted Iron’s report that it does not “pay up” for research or brokerage services by directing the Iron Fund’s brokerage transactions to brokers who would provide such services to the Fund.  The Board also considered that Iron had reported that 12b-1 and administrative services fees received by Iron from the Iron Fund’s Investor Class had been paid out to mutual fund platforms that provide distribution and administrative services to Investor Class shareholders.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale might be realized should the Iron Fund grow.  The Board noted that fee breakpoints should be introduced at some level of assets, but that it did not appear that such level had been reached.  The Board noted that Iron  has agreed that it will continue to consider this issue as the Fund continues to grow.

After reviewing all of the foregoing, and based upon the Committee’s recommendation and all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the advisory fees paid by Iron Fund are reasonable, based on the nature and quality of advisory services provided by Iron to Iron Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Iron on behalf of Iron Fund.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly, Interested
Kenneth G.Y. Grant

OFFICERS
John C. Swhear, Interim President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Iron Financial, LLC
630 Dundee Road
Suite 200
Northbrook, IL  60062

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N Meridian St, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Coburn, LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N Meridian St, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc., Member FINRA/SIPC
www.ironfunds.com

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

• Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FCI Funds

Annual Report

September 30, 2012

Fund Advisor:

Financial Counselors, Inc.
442 West 47th Street
Kansas City, MO  64112

Toll Free (877) 627-8504

FCI Value Equity Fund

Dear Fellow Shareholders:

Market Review
The third quarter came to a close with equities around the world continuing to increase despite global fears associated with weak economic fundamentals, monetary easing, and fears of recession.  In the U.S., stocks reacted positively to continued easy monetary policy by the Federal Reserve with their announcement of “QE3”.    The result of the Fed’s action has been continued record lows of interest rates across the yield curve, effectively forcing investors to take on riskier assets, i.e. equities, which has helped to drive the return of the equity markets, despite fundamental weakness in the economy and company specific results.  Despite recessionary fears within pockets of the European Union, authorities have continued to take steps toward solving the ongoing issues on that continent.  European equities also fared well during the third quarter, with many European stock indices outpacing the U.S. stock indices.

Portfolio Overview

Throughout the year, the FCI Value Equity Fund has shifted into a more defensive posture as evidenced by sector weightings of the fund versus the prior year.  We remain conservative in nature and focused on adding dividend paying stocks in non-cyclical sectors of the market.   The portfolio’s weighting in the Utility sector increased to 10.4% of the fund’s assets at the end of the third quarter as opposed to a weighting of 1.6% on January 1st, 2012.    Conversely, we took advantage of strong returns from the Financial and Technology groups early in the year, to reduce our exposure to these more cyclical sectors going forward.

As always, our disciplined approach will continue to identify stocks that we think are undervalued by the markets that offer long term capital appreciation and dividend income.  During this time period of general economic malaise with a lack of future certain growth for both global economies and corporate earnings, we believe our defensive positioning of the portfolio will bode well for shareholders.

The aggregate dividend yield of the stocks held within the fund has increased to 3% at the close of the quarter from 2.4% on Jan. 1st.

Fund Performance

The September quarter ended with the fund posting a return of 18.85% for the fiscal year.  For the quarter, the Fund had a return of 3.83%.  Over the same time periods, the Fund’s primary benchmark, the S&P 500 experienced returns of 30.2% and 6.35% respectively.  Fund performance was hampered by our decision to move into more defensive areas of the market while some of the higher beta, cyclical sectors like Technology and Financials outperformed beyond the early part of 2012. While the performance results of the Fund have lagged its primary index, we feel optimistic going forward.  The dividend yield has increased throughout the year, indicating that we are adding stocks to the Fund that are undervalued, offer good current income, and the potential for capital appreciation.  We have added the Russell 3000 Value Index because the investment strategy of the Fund moved to a Value strategy in November 2011.  The defensive posture of the Fund caused it to underperform both benchmark indicies.

Taking a longer view, the economy seems destined to continue on its slow path to recovery, and with bond markets hitting highs and bond yields remaining suppressed, we feel that being positioned in quality dividend paying stocks (in non-cyclical sectors of the economy) that have steady and growing cash flows may serve our shareholders well in the coming years.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The S&P 500® Index and Russell 3000 Value Index® are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

FCI Bond Fund

Market Review

The U.S. bond market generated healthy returns for the 12 months ended September 30, 2012.  The Barclays Intermediate Government / Credit Index increased 4.40 % over this timeframe.  Interest rates declined on Treasury securities while credit spreads tightened on Industrial, Utility and Financial bonds.  In a change from the past year, all major investment grade fixed income categories outperformed the Treasury sector.  Corporates led the field with a 10.76% return, followed by U.S. Mortgage Backed Securities at 3.74%, then U.S. Agencies at 3.28% and finally U.S. Treasuries at 2.99%.

The Federal Reserve initiated a third round of Quantitative Easing in September 2012 while the European Central Bank committed to “do whatever it takes” to save the Euro earlier in the summer.  Continued headwinds from the European debt crisis, fears of a hard landing in the Chinese economy and weak employment data in the U.S. contributed to a bleak growth outlook by the Fed.  Uncertain election year outcomes and a looming Fiscal Cliff weighed on business sentiment as order books declined noticeably in the fall.  It would seem that the Fed wanted to get out ahead of a likely slowdown in economic activity during the first quarter of 2013 and acted accordingly.

The U.S. bond market has been held hostage by the unpredictable and uncoordinated actions taken by European political leaders trying to address significant economic imbalances that exist in the monetary union.  Strong trading economies like Germany, Netherlands and Finland have globally competitive unit labor costs while weak southern countries like Spain, Portugal and Italy are expensive locations to produce goods and services.  All 17 countries share the same Euro currency, but need very different monetary policies and foreign exchange trading levels of the Euro to improve their individual circumstances.  Some positive developments have emerged in Europe during the past year, but much more progress needs to occur.

Portfolio Overview

The objective of the FCI Bond Fund is to provide total return.  The advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

The FCI Bond Fund was positioned for a more pro-cyclical growth environment and lower interest rates and narrower corporate bond spreads did in fact occur during the period.  Looking forward, there are many important developments arising over the next six months, (U.S. Election, Fiscal Cliff and U.S. Debt Ceiling) that will have a significant impact on the bond market.  The Fund is prepared to make necessary changes to its holdings based upon political changes that might influence the credit standing of the United States Government and / or impact the U.S. Credit markets.

Fund Performance

For the period from 10/1/11 through 9/30/12, the FCI Bond Fund’s performance was 7.17% compared to the Barclays Intermediate Government / Credit Index’s performance of 4.40% for the same period.

The major factors that materially affected the Fund’s performance for the fiscal year ending 9/30/12 were the Income Effect and the Sector / Quality Effect.  The Fund was overweight higher yielding securities, and the enhanced income and performance of these securities added significant positive performance to the Fund.  The Fund also was overweight corporate bonds and underweight Treasury bonds (overweight and underweight references compare the Fund’s position to that of the benchmark), and these sector weightings added value for shareholders.   Overall, the Fund was positively positioned for lower interest rates, and that posture enhanced returns for Fund holders.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The Barclays Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above.  Please read it carefully before investing.

 The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

Investment Results - (Unaudited)

The chart above assumes an initial investment of $250,000 made on October 4, 2005 for the FCI Bond Fund and October 5, 2005 for the FCI Value Equity Fund (commencement of Fund operations) and held through September 30, 2012. The Barclays Intermediate U.S. Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Bond Fund’s portfolio.  The S&P 500® Index and the Russell 3000 Value Index® are widely recognized unmanaged indices of equity prices and is representative of a broader market and range of securities than is found in the Equity Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the FCI Bond and Equity Funds, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing.  The Funds’ prospectus contains this and other information about the Funds, and should be read carefully before investing.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS (Unaudited)

  1As a percent of net assets.

The investment objective of the FCI Value Equity Fund is long-term capital appreciation.

  1As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Availability of Portfolio Schedule (Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses  (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2012 to September 30, 2012.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

FCI Equity Fund	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 – September 30, 2012
Actual	$1,000.00	$994.50	$4.98
Hypothetical **	$1,000.00	$1,020.01	$5.04
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the     period, multiplied by 183/366 (to reflect the one-half year period).
** Assumes a 5% return before expenses.

FCI Bond Fund	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 – September 30, 2012
Actual	$1,000.00	$1,039.90	$4.09
Hypothetical**	$1,000.00	$1,020.90	$4.05
* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
** Assumes a 5% return before expenses.

FCI Funds
FCI Value Equity Fund
Schedule of Investments
September 30, 2012

		Fair
Common Stocks - 96.16%	Shares	Value

Air Courier Services - 1.86%
FedEx Corp.	2,200	$186,164

Air Transportation, Scheduled - 1.49%
Southwest Airlines Co.	17,000	149,090

Beverages - 2.12%
PepsiCo, Inc.	3,000	212,310

Bituminous Coal & Lignite Surface Mining - 1.11%
Peabody Energy Corp.	5,000	111,450

Calculating & Accounting Machines - 0.34%
Diebold, Inc.	1,000	33,710

Computer Communications Equipment - 1.20%
Juniper Networks, Inc. (a)	7,000	119,770

Computer Storage Devices - 0.68%
EMC Corp. (a)	2,500	68,175

Converted Paper & Paperboard Products (No Containers/Boxes) - 2.03%
Avery Dennison Corp.	1,000	31,820
Kimberly-Clark Corp.	2,000	171,560
		203,380

Crude Petroleum & Natural Gas - 3.56%
Apache Corp.	1,500	129,705
Encana Corp.	3,000	65,760
Petroleo Brasileiro S.A. - Petrobras (b)	7,000	160,580
		356,045

Drawing and Insulating Nonferrous Wire - 1.05%
Corning, Inc.	8,000	105,200

Electric Services - 7.31%
Black Hills Corp.	4,000	142,280
Dominion Resources, Inc.	2,500	132,350
Entergy Corp.	2,000	138,600
Integrys Energy Group, Inc.	2,000	104,400
TECO Energy, Inc.	12,000	212,880
		730,510

Electronic & Other Electrical Equipment (No Computer Equipment) - 3.89%
Emerson Electric Co.	4,000	193,080
Exelon Corp.	5,500	195,690
		388,770

Engines & Turbines - 0.92%
Cummins, Inc.	1,000	92,210

Fats & Oils - 0.33%
Archer-Daniels- Midland Co.	1,200	32,616

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Value Equity Fund
Schedule of Investments - continued
September 30, 2012

		Fair
Common Stocks - 96.16% - continued	Shares	Value

Food & Kindred Products - 3.04%
Campbell Soup Co.	4,000	$139,280
Conagra Foods, Inc.	2,000	55,180
Unilever PLC (b)	3,000	109,560
		304,020

Gold & Silver Ores - 3.35%
Barrick Gold Corp.	4,000	167,040
Newmont Mining Corp.	3,000	168,030
		335,070

Householding Furniture - 1.25%
Leggett & Platt, Inc.	5,000	125,250

Life Insurance - 1.72%
MetLife, Inc.	5,000	172,300

Machine Tools, Metal Cutting Types - 0.56%
Kennametal, Inc.	1,500	55,620

Measuring & Controlling Devices - 0.59%
Thermo Fisher Scientific, Inc.	1,000	58,830

Miscellaneous Manufacturing Industries- 0.45%
Hillenbrand, Inc.	2,500	45,475

Miscellaneous Publishing - 1.15%
Thomson Reuters Corp.	4,000	115,440

Motor Vehicles & Passenger Car Bodies - 1.78%
Ford Motor Co.	18,000	177,480

National Commercial Banks - 1.07%
FirstMerit Corp.	3,000	44,190
PNC Financial Services Group, Inc.	1,000	63,100
		107,290

Natural Gas Transmission & Distribution - 1.47%
Spectra Energy Corp.	5,000	146,800

Oil & Gas Field Machinery & Equipment - 1.31%
Baker Hughes, Inc.	2,000	90,460
National-Oilwell Varco, Inc.	500	40,055
		130,515

Oil, Gas Field Services - 0.72%
Schlumberger Ltd.	1,000	72,330

Perfumes, Cosmetics & Other Toilet Preparations - 0.32%
Avon Products, Inc.	2,000	31,900

Petroleum Refining - 3.49%
Chevron Corp.	2,500	291,400
Conocophillips	1,000	57,180
		348,580

Pharmaceutical Preparations - 6.99%
Bristol-Meyers Squibb Co.	10,000	337,500
GlaxoSmithKline PLC (b)	2,500	115,600
Eli Lilly & Co.	1,000	47,410
Merck & Co., Inc.	1,000	45,100
Novartis AG (b)	2,500	153,150
		698,760

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Value Equity Fund
Schedule of Investments - continued
September 30, 2012

		Fair
Common Stocks - 96.16% - continued	Shares	Value

Plastic Material, Synthetic Resin/Rubber, Cellulos (No Glass) - 3.52%
E.I. du Pont de Nemours and Co.	7,000	$351,890

Public Building and Related Furniture - 1.37%
Johnson Controls, Inc.	5,000	137,000

Radio Telephone Communications - 2.88%
Vodafone Group Plc (b)	10,000	284,950

Railroads, Line-Haul Operating - 0.83%
CSX Corp.	4,000	83,000

Refuse Systems - 0.80%
Waste Management, Inc.	2,500	80,200

Retail - Drug Stores and Proprietary Stores - 1.46%
Walgreen Co.	4,000	145,760

Retail - Lumber & Other Building Materials Builders - 0.30%
Lowe's Companies, Inc.	1,000	30,240

Retail - Variety Stores - 1.48%
Wal-Mart Stores, Inc.	2,000	147,600

Rolling Drawing & Extruding Of Nonferrous Metals - 1.77%
Alcoa, Inc.	20,000	177,000

Secondary Smelting & Refining of Nonferrous Metals - 0.39%
Titanium Metals Corp.	3,000	38,490

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.99%
NYSE Euronext	4,000	98,600

Semiconductors & Related Devices - 2.87%
Applied Materials, Inc.	3,000	33,495
Intel Corp.	10,000	226,800
STMicroelectronics N.V. (c)	5,000	27,000
		287,295

Services - Engineering Services - 1.80%
AECOM Technology Corp. (a)	8,500	179,860

Services - Personal Services - 0.26%
H&R Block, Inc.	1,500	25,995

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Value Equity Fund
Schedule of Investments - continued
September 30, 2012

		Fair
Common Stocks - 96.16% - continued	Shares	Value

Services - Prepackaged Software - 3.49%
Microsoft Corp.	7,500	$223,350
Oracle Corp.	4,000	125,960
		349,310

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.73%
Procter & Gamble Co./The	2,500	173,400

Steel Works, Blasts Furnaces & Rolling & Finishing Mills - 0.87%
Worthington Industries, Inc.	4,000	86,640

Surgical & Medical Instruments & Apparatus - 3.36%
Becton, Dickinson & Co.	2,000	157,120
Covidien PLC	3,000	178,260
		335,380

Telephone Communications (No Radio Telephone) - 2.34%
AT&T, Inc.	1,500	56,550
O.I. SA, Class C (b)	939	4,657
O.I. SA (b)	9,000	36,180
Verizon Communications, Inc.	3,000	136,710
		234,097

Trucking & Courier Services (No Air) - 1.43%
United Parcel Service, Inc. Class B	2,000	143,140

Water Supply - 1.16%
California Water Service Group	3,500	65,275
SJW Corp.	2,000	50,720
		115,995

Water Transportation - 1.09%
Carnival Corp.	3,000	109,320

Wholesale - Groceries & Related Products - 2.82%
Sysco Corp.	9,000	281,430

TOTAL COMMON STOCKS (Cost $9,365,862)		9,611,652

Money Market Securities - 3.98%
Fidelity Institutional Government Portfolio - Class I, 0.01% (d)	397,948	397,948

TOTAL MONEY MARKET SECURITIES (Cost $397,948)		397,948

TOTAL INVESTMENTS (Cost $9,763,810) - 100.14%		$10,009,600

Liabilities in excess of other assets - (0.14)%		(13,713)

TOTAL NET ASSETS - 100.00%		$9,995,887

(a) Non-income producing.
(b) American Depositary Receipt.
(c) New York Registered.
(d) Variable rate security; the money market rate shown represents the rate at September 30, 2012.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments
September 30, 2012

Domestic Corporate Bonds - 52.41%	Principal	Fair
	Amount	Value
Corporate Bonds - Domestic - 47.84%
Aflac, Inc., 8.500%, 05/15/2019	$250,000	$335,297
Agilent Technologies, Inc. 5.000%, 07/15/2020	300,000	344,456
American Express Credit Co., 7.300%, 08/20/2013	202,000	214,068
American International Group, Inc., 4.250%, 09/15/2014	125,000	132,127
American International Group, Inc., 5.850%, 01/16/2018	1,075,000	1,249,812
Amgen, Inc., 4.850%, 11/18/2014	25,000	27,159
Analog Devices, Inc., 5.000%, 07/01/2014	300,000	323,936
Anheuser-Busch Companies, Inc., 7.750%, 01/15/2019	75,000	101,599
Applied Materials, Inc., 4.300%, 06/15/2021	225,000	255,316
Associates Banc-Corp., 5.125%, 03/28/2016	300,000	329,628
AT&T Inc., 2.950%, 05/15/2016	275,000	295,759
Bank of America, 5.650%, 05/01/2018	400,000	456,624
Barrick Gold Finance Co. LLC, 6.125%, 09/15/2013	269,000	283,037
Boeing Co., 5.000%, 03/15/2014	200,000	213,242
Capital One Financial Corp., 6.750%, 09/15/2017	500,000	613,061
Cigna Corp., 8.500%, 05/01/2019	125,000	165,390
Citigroup, Inc., 5.125%, 05/05/2014	200,000	211,420
Citigroup, Inc., 5.375%, 08/09/2020	550,000	636,902
Citigroup, Inc., 6.125%, 11/21/2017	400,000	471,186
Citigroup, Inc., 6.950%, 11/01/2018	200,000	240,789
Comcast Corp., 6.500%, 01/15/2015	99,000	111,565
Compass Bank, 5.900%, 04/01/2026	48,000	42,684
Credit Suisse U.S.A., Inc., 5.125%, 08/15/2015	125,000	138,510
CVS Caremark Corp., 4.750%, 05/18/2020	225,000	263,655
Dell Corp., 4.625%, 04/01/2021	800,000	894,806
Devon Energy Corp., 5.625%, 01/15/2014	125,000	132,925
Discover Financial Services, Inc., 5.200%, 04/27/2022 (a)	475,000	521,433
Dow Chemical Co., 5.900%, 02/15/2015	100,000	111,473
Dow Chemical Co., 7.600%, 05/15/2014	96,000	106,109
FedEx Corp., 7.375%, 01/15/2014	275,000	298,351
Fifth Third Bancorp., 3.625%, 01/25/2016	340,000	367,062
General Electric Capital Corp., 5.000%, 01/08/2016	275,000	306,407
General Electric Capital Corp., 6.000%, 08/07/2019	500,000	609,023
Goldman Sachs Group, Inc., 4.750%, 07/15/2013	300,000	309,605
Goldman Sachs Group, Inc., 5.350%, 01/15/2016	300,000	331,704
Goldman Sachs Group, Inc., 5.375%, 03/15/2020	225,000	251,482
Goldman Sachs Group, Inc., 6.000%, 06/15/2020	400,000	461,940
Hartford Financial Services, 5.375%, 03/15/2017	175,000	195,382
Hewlett-Packard Co., 3.000%, 09/15/2016	150,000	155,166
Hewlett-Packard Co., 4.650%, 12/09/2021	900,000	940,179
Home Depot, Inc., 5.400%, 03/01/2016	200,000	231,577
HSBC Finance Corp., 5.000%, 06/30/2015	600,000	648,055
Huntington National Bank, 5.375%, 02/28/2019	250,000	257,413
International Paper Co., 9.375%, 05/15/2019	125,000	169,249
Intuit Inc., 5.750%, 03/15/2017	250,000	290,568
Jefferies Group, Inc., 3.875%, 11/09/2015	200,000	202,250
JP Morgan Chase & Co., 6.000%, 01/15/2018	975,000	1,163,803
Juniper Network, Inc., 4.600%, 03/15/2021	225,000	242,761
Keycorp, 6.500%, 05/14/2013	400,000	414,246
KLA-Tencorp Corp., 6.900%, 05/01/2018	150,000	181,232
Lazard Group, 6.850%, 06/15/2017	280,000	316,331
Marriott International, Inc., 5.625%, 02/15/2013	150,000	152,550
Merrill Lynch & Co., 6.875%, 04/25/2018	500,000	599,766
Metlife, Inc., 6.817%, 08/15/2018	510,000	642,534
Morgan Stanley, 5.375%, 10/15/2015	450,000	485,060
Morgan Stanley, 5.750%, 01/25/2021	400,000	439,793
Morgan Stanley, 6.000%, 04/28/2015	350,000	379,540
New York Life Insurance Co., 5.250%, 10/16/2012 (a)	450,000	450,815
News America, Inc., 4.500%, 02/15/2021	800,000	904,487

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2012

Corporate Bonds - 52.41% - continued	Principal	Fair
	Amount	Value
Corporate Bonds - Domestic - 47.84% - continued
Prudential Financial, Inc., 4.750%, 09/17/2015	$200,000	$220,414
Prudential Financial, Inc., 5.500%, 03/15/2016	310,000	349,304
Prudential Financial, Inc., 6.200%, 01/15/2015	250,000	276,882
Prudential Financial, Inc., 7.375%, 06/15/2019	400,000	506,534
Sempra Energy, 6.500%, 06/01/2016	250,000	297,940
Sempra Energy, 8.900%, 11/15/2013	150,000	163,185
Simon Property Group PL, 6.125%, 05/30/2018	500,000	611,396
Starbucks Corp., 6.250%, 08/15/2017	300,000	366,206
SunTrust Banks, Inc., 6.000%, 09/11/2017	400,000	466,338
Swiss Re Solutions Holding Corp., 7.000%, 02/15/2026	180,000	223,543
Symantec Corp., 4.200%, 09/15/2020	300,000	312,091
Time Warner, Inc., 3.400%, 06/15/2022	800,000	846,645
Travelers Companies, Inc., 5.750%, 12/15/2017	275,000	336,690
Verizon Communications, Inc., 4.900%, 09/15/2015	110,000	123,868
Viacom, Inc., 3.875%, 12/15/2021	800,000	871,877
Zions Bancorp., 7.750%, 09/23/2014	150,000	164,255

TOTAL CORPORATE BONDS - DOMESTIC (Cost $26,244,720)		27,759,467

Corporate Bonds - Foreign - 4.57%
Corporate Bond - Australia - 1.15%
Westpac Banking Corp., 4.200%, 02/27/2015	250,000	268,780
Westpac Banking Corp., 4.875%, 11/19/2019	350,000	400,219
		668,999

Corporate Bond - Canada - 1.66%
Bank of Montreal, 2.500%, 01/11/2017	300,000	315,717
Canadian Pacific Railway Co., 6.500%, 05/15/2018	31,000	37,883
Husky Energy, Inc., 5.900%, 06/15/2014	125,000	135,752
Manulife Financial Corp., 3.400% 09/17/2015	450,000	471,519
		960,871

Corporate Bond - Great Britain - 0.54%
GlaxoSmithKline Capital, 2.850%, 05/08/2022	300,000	312,240

Corporate Bond - Isle of Man - 0.62%
Anglogold Holding PLC, 5.125%, 08/01/2022	350,000	357,099

Corporate Bonds - Netherlands - 0.60%
Deutsche Telekom International Finance BV, 5.750%, 03/23/2016	100,000	114,009
Deutsche Telekom International Finance BV, 5.875%, 08/20/2013	225,000	235,087
		349,096

TOTAL CORPORATE BONDS - FOREIGN (Cost $2,542,369)		2,648,305

TOTAL CORPORATE BONDS (Cost $28,787,089)		30,407,772

Mortgage-Backed Securities - 6.28%
Federal Home Loan Mortgage Corp., Pool # A57160, 5.500%, 02/01/2037	102,631	112,150
Federal Home Loan Mortgage Corp., Pool # AI8577, 3.000%, 08/01/2042	773,902	818,046
Federal National Mortgage Association, Pool # 745133, 5.500%, 11/01/2035	172,118	189,850
Federal National Mortgage Association, Pool # 832648, 5.000%, 09/01/2035	166,904	182,748
Federal National Mortgage Association, Pool # 832949, 5.000%, 09/01/2035	105,997	116,060
Federal National Mortgage Association, Pool # 845549, 5.500%, 01/01/2036	204,782	226,135
Federal National Mortgage Association, Pool # 878104, 5.500%, 04/01/2036	98,730	108,624
Federal National Mortgage Association, Pool # AB4300, 3.500%, 01/01/2042	677,168	727,140
Federal National Mortgage Association, Pool # MA0918, 4.000%, 12/01/2041	1,079,699	1,165,424

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,467,870)		3,646,177

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2012

	Principal	Fair
	Amount	Value

U.S. Government Securities - 36.22%
Treasury Inflation Protected Securities, 0.125%, 07/15/2022	$498,215	$547,148
U.S. Treasury Note, 0.875%, 04/30/2017	550,000	557,863
U.S. Treasury Note, 1.000%, 05/15/2014	5,700,000	5,771,695
U.S. Treasury Note, 1.875%, 10/31/2017	1,000,000	1,061,406
U.S. Treasury Note, 2.000%, 02/15/2022	1,250,000	1,300,294
U.S. Treasury Note, 2.250%, 03/31/2016	1,600,000	1,704,250
U.S. Treasury Note, 3.125%, 02/15/2042	300,000	319,172
U.S. Treasury Note, 3.125%, 05/15/2021	700,000	800,297
U.S. Treasury Note, 3.250%, 03/31/2017	2,450,000	2,744,958
U.S. Treasury Note, 3.500%, 05/15/2020	1,080,000	1,264,697
U.S. Treasury Note, 3.625%, 08/15/2019	475,000	557,977
U.S. Treasury Note, 4.125%, 05/15/2015	3,730,000	4,102,709
U.S. Treasury Note, 5.000%, 05/15/2037	200,000	286,438

TOTAL U.S. GOVERNMENT SECURITIES (Cost $20,836,462)		21,018,904

	Shares
Preferred Stocks - 0.02%
Fannie Mae - Series S., 8.250%	12,000	10,440

TOTAL PREFERRED STOCKS (Cost $300,000)		10,440

Real Estate Investment Trusts - 1.05%
Apollo Commercial Real Estate Finance, Inc.	10,000	173,400
Chimera Investment Corp.	100,000	271,000
Starwood Property Trust, Inc.	7,000	162,890

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $612,584)		607,290

Closed End Funds - 0.58%
Calamos Convertible Opportunities and Income Fund	9,000	114,840
NGP Capital Resources Co.	7,000	52,220
PennantPark Investment Co.	16,000	169,760

TOTAL CLOSED END FUNDS (Cost $355,744)		336,820

Exchange-Traded Funds - 1.37%
iShares S&P U.S. Preferred Stock Index Fund	20,000	797,200

TOTAL EXCHANGE-TRADED FUNDS (Cost $796,563)		797,200

Money Market Securities - 1.02%
Fidelity Institutional Government Portfolio - Class I, 0.01% (b)	589,662	589,662

TOTAL MONEY MARKET SECURITIES (Cost $589,662)		589,662

TOTAL INVESTMENTS (Cost $55,745,974) - 98.95%		$57,414,265

Other assets less liabilities - 1.05%		610,538

TOTAL NET ASSETS - 100.00%		$58,024,803

(a) Private Placement and restricted security under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Variable rate security; the money market rate shown represents the rate at September 30, 2012.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Assets and Liabilities
September 30, 2012

	FCI Value Equity Fund	FCI Bond Fund
Assets
Investment in securities:
At cost	$9,763,810	$55,745,974
At value	$10,009,600	$57,414,265

Receivable for investments sold	-	607,453
Dividends receivable	6,693	21,680
Interest receivable	606	548,493
Receivable due from Advisor (a)	5,509	-
Receivable for capital stock sold	15,726	95,534
Prepaid expenses	9,936	7,021
Total assets	10,048,070	58,694,446

Liabilities
Payable for investments purchased	-	612,055
Payable to administrator, transfer agent, and fund accountant (a)	6,531	6,572
Payable from capital stock redeemed	27,332	2,500
Payable to custodian (a)	900	2,800
Payable to trustees and officers	969	969
Payable to Advisor (a)	-	11,944
Other accrued expenses	16,451	32,803
Total liabilities	52,183	669,643

Net Assets	$9,995,887	$58,024,803

Net Assets consist of:
Paid in capital	$8,697,414	$55,739,701
Accumulated undistributed net investment income (loss)	122,177	-
Accumulated net realized gain (loss) from investment transactions	930,506	616,811
Net unrealized appreciation (depreciation) on investments	245,790	1,668,291

Net Assets	$9,995,887	$58,024,803

Shares outstanding (unlimited number of shares authorized)	921,582	5,378,770

Net Asset Value and offering price per share	$10.85	$10.79

Redemption price per share (b) (Net Asset Value * 99%)	$10.74	$10.68

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 1% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Operations
September 30, 2012

	FCI	FCI
	Value Equity Fund	Bond Fund
Investment Income
Dividend income (net of foreign withholding tax of $1,996 Value Equity Fund)	$284,574	$87,245
Interest income	59	1,245,845
Total Income	284,633	1,333,090

Expenses
Investment Advisor fee (a)	65,106	143,075
Administration expenses (a)	29,958	29,958
Transfer agent expenses (a)	28,594	28,616
Fund accounting expenses (a)	20,000	20,000
Legal expenses	18,440	13,853
Audit expenses	13,500	15,000
Trustee expenses	9,766	9,766
Custodian expenses (a)	6,607	15,975
CCO expenses	9,406	9,406
Registration expenses	8,602	9,741
Insurance expenses	3,296	3,294
Pricing expenses	4,455	11,729
Report printing expenses	1,508	1,698
Miscellaneous expenses	622	1,041
24f-2 expenses	-	2,519
Total Expenses	219,860	315,671
Reimbursed expenses and waived fees (a)	(111,397)	(28,588)
Net operating expenses	108,463	287,083
Net investment income	176,170	1,046,007

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	1,097,704	656,195
Change in unrealized appreciation (depreciation)
on investment securities	817,113	815,693
Net realized and unrealized gain (loss) on investment securities	1,914,817	1,471,888
Net increase (decrease) in net assets resulting from operations	$2,090,987	$2,517,895

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Value Equity Fund
	Year ended	Year ended
	September 30, 2012	September 30, 2011
Operations
Net investment income	$176,170	$87,649
Net realized gain (loss) on investment securities	1,097,704	1,710,664
Change in unrealized appreciation (depreciation)
on investment securities	817,113	(1,527,659)
Net increase (decrease) in net assets resulting from operations	2,090,987	270,654

Distributions
From net investment income	(120,849)	(75,399)
From net realized gain	(43,689)	-
Total distributions	(164,538)	(75,399)

Capital Share Transactions
Proceeds from shares sold	1,730,349	3,688,172
Reinvestment of distributions	43,858	20,694
Amount paid for shares redeemed	(5,591,976)	(4,804,663)
Proceeds from redemption fees	13	-
Net increase (decrease) in net assets resulting
from share transactions	(3,817,756)	(1,095,797)

Total Increase (Decrease) in Net Assets	(1,891,307)	(900,542)

Net Assets
Beginning of year	11,887,194	12,787,736

End of year	$9,995,887	$11,887,194

Accumulated undistributed net investment income
included in net assets at end of period	$122,177	$64,759

Capital Share Transactions
Shares sold	164,569	359,456
Shares issued in reinvestment of distributions	4,484	2,065
Shares redeemed	(530,993)	(476,410)

Net increase (decrease) from capital share transactions	(361,940)	(114,889)

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Bond Fund
	Year ended	Year ended
	September 30, 2012	September 30, 2011
Operations
Net investment income	$1,046,007	$1,168,219
Net realized gain (loss) on investment securities	656,195	194,861
Change in unrealized appreciation (depreciation)
on investment securities	815,693	(864,534)
Net increase (decrease) in net assets resulting from operations	2,517,895	498,546

Distributions
From net investment income	(1,082,086)	(1,178,327)
From net realized gain	(166,868)	(678,349)
Total distributions	(1,248,954)	(1,856,676)

Capital Share Transactions
Proceeds from shares sold	31,215,704	8,249,179
Reinvestment of distributions	114,900	156,507
Amount paid for shares redeemed	(8,174,101)	(8,593,033)
Proceeds from redemption fees	91	-
Net increase (decrease) in net assets resulting
from share transactions	23,156,594	(187,347)

Total Increase in Net Assets	24,425,535	(1,545,477)

Net Assets
Beginning of year	33,599,268	35,144,745

End of year	$58,024,803	$33,599,268

Accumulated undistributed net investment income
included in net assets at end of period	$-	$13,327

Capital Share Transactions
Shares sold	2,915,473	781,256
Shares issued in reinvestment of distributions	10,915	15,007
Shares redeemed	(769,638)	(810,097)

Net increase (decrease) from capital share transactions	2,156,750	(13,834)

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout each period)

	FCI Value Equity Fund

	Year ended		Year ended	Year ended	Year ended		Year ended
	September 30,		September 30,	September 30,	September 30,		September 30,
	2012		2011	2010	2009		2008

Selected Per Share Data:
Net asset value, beginning of period	$9.26		$9.14	$8.71	$9.80		$12.76

Income (loss) from investment operations:
Net investment income	0.18		0.06	0.06	0.05		0.05
Net realized and unrealized gains (losses)	1.55		0.11	0.43	(1.09)		(2.21)
Total income from investment operations	1.73		0.17	0.49	(1.04)		(2.16)

Less distributions:
From net investment income	(0.10)		(0.05)	(0.06)	(0.05)		(0.06)
From net realized gain	(0.04)		-	-	-		(0.74)
Total distributions	(0.14)		(0.05)	(0.06)	(0.05)		(0.80)

Paid in capital from redemption fees	-	(a)	-	-	-	(a)	-	(a)

Net asset value, end of period	$10.85		$9.26	$9.14	$8.71		$9.80

Total Return (b)	18.85%		1.86%	5.62%	-10.47%		-18.02%

Ratios and Supplemental Data:
Net assets, end of period (000)	$9,996		$11,887	$12,788	$12,786		$10,168

Ratio of expenses to average net assets	1.00%		1.00%	1.00%	1.00%		1.00%
Ratio of expenses to average net assets
before reimbursement	2.03%		1.64%	1.84%	1.95%		1.88%
Ratio of net investment income to
average net assets	1.63%		0.63%	0.65%	0.80%		0.52%
Ratio of net investment income (loss) to
average net assets before reimbursement	0.60%		(0.01)%	(0.19)%	(0.15)%		(0.36)%
Portfolio turnover rate	43.68%		132.16%	206.29%	230.75%		197.30%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout each period)

	FCI Bond Fund

	Year ended		Year ended	Year ended		Year ended		Year ended
	September 30,		September 30,	September 30,		September 30,		September 30,
	2011		2011	2010		2009		2008

Selected Per Share Data:
Net asset value, beginning of period	$10.43		$10.86	$10.47		$9.64		$10.03

Income (loss) from investment operations:
Net investment income	0.32		0.36	0.43		0.38		0.42
Net realized and unrealized gains (losses)	0.42		(0.22)	0.40		0.87		(0.37)
Total income from investment operations	0.73		0.14	0.83		1.25		0.05

Less distributions:
From net investment income	(0.32)		(0.36)	(0.42)		(0.38)		(0.44)
From net realized gain	(0.05)		(0.21)	(0.02)		(0.04)		-
Total distributions	(0.37)		(0.57)	(0.44)		(0.42)		(0.44)

Paid in capital from redemption fees	-	(a)	-	-	(a)	-	(a)	-	(a)

Net asset value, end of period	$10.79		$10.43	$10.86		$10.47		$9.64

Total Return (b)	7.17%		1.45%	8.12%		13.16%		0.37%

Ratios and Supplemental Data:
Net assets, end of period (000)	$58,025		$33,599	$35,145		$27,986		$16,116

Ratio of expenses to average net assets	0.80%		0.80%	0.80%		0.80%		0.80%
Ratio of expenses to average net assets
before reimbursement	0.88%		0.87%	0.96%		1.06%		1.21%
Ratio of net investment income to
average net assets	2.93%		3.37%	3.97%		3.92%		4.15%
Ratio of net investment income to
average net assets before reimbursement	2.85%		3.30%	3.81%		3.66%		3.74%
Portfolio turnover rate	65.56%		54.86%	63.02%		61.35%		25.99%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Notes to the Financial Statements
September 30, 2012

NOTE 1. ORGANIZATION

The FCI Value Equity Fund (“Equity Fund”) and the FCI Bond Fund (“Bond Fund”) (collectively, the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees.  The Equity Fund commenced operations on October 5, 2005 and the Bond Fund commenced operations on October 4, 2005. The investment advisor to the Funds is Financial Counselors, Inc. (the “Advisor”).  The Equity Fund seeks to provide long-term capital appreciation. The Bond Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2012, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date.  The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships is recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available.  Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Equity Fund and a quarterly basis for the Bond Fund.    Each Fund intends to distribute  its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended September 30, 2012, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

		Accumulated	Accumulated
		Undistributed	Net Realized
		Net Investment	Gain (Loss) on
	Paid in Capital	Income	Investments
Equity Fund	$(2)	$2,097	$(2,095)

Bond Fund	(1,363)	22,752	(21,389)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds, real estate investment trusts, closed end funds, and preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, foreign corporate bonds, U.S. government securities and mortgage-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. All foreign bonds are denominated in U.S. dollars.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at September 30, 2012 in valuing the Equity Fund’s assets carried at fair value:

Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$9,611,652	$-	$-	$9,611,652
Money Market Securities	397,948	-	-	397,948

Total	$10,009,600	$-	$-	$10,009,600
* Refer to the Schedule of Investments for industry classifications.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used at September 30, 2012 in valuing the Bond Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$27,759,467	$-	$27,759,467
Foreign Corporate Bonds	-	2,648,305	-	2,648,305
Mortgage-Backed Securities	-	3,646,177	-	3,646,177
U.S. Government Securities	-	21,018,904	-	21,018,904
Preferred Stocks	10,440	-	-	10,440
Real Estate Investment Trusts	607,290	-	-	607,290
Closed End Funds	336,820	-	-	336,820
Exchange-Traded Funds	797,200	-	-	797,200
Money Market Securities	589,662	-	-	589,662
Total	$2,341,412	$55,072,853	$-	$57,414,265

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.  During the fiscal year ended September 30, 2012, the Funds had no transfers between Levels. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreements, (each, an “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board. As compensation for its management services, the Funds are obligated respectively to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of the Equity Fund’s average daily net assets and 0.40% of the Bond Fund’s average daily net assets.  For the fiscal year ended September 30, 2012, the Advisor earned fees of $65,106 from the Equity Fund and $143,075 from the Bond Fund before waiving a portion of those fees, as described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Funds) do not exceed 1.00% of the Equity Fund’s average daily net assets and 0.80% of the Bond Fund’s average daily net assets through January 31, 2013.

For the fiscal year ended September 30, 2012, the Advisor waived fees and reimbursed expenses of $111,397 for the Equity Fund and $28,588 for the Bond Fund. At September 30, 2012, the Advisor owed $5,509 to the Equity Fund and was owed $11,944 from the Bond Fund.  Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding its expense limitation described above.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2012, were as follows:

		Subject to Repayment
Fund	Amount	Until September 30,

Equity	$103,957	2013
	88,592	2014
	111,397	2015

Bond	$48,091	2013
	25,101	2014
	28,588	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2012, HASI earned fees of $29,958 for administrative services provided to the Equity Fund and $29,958 for the Bond Fund, respectively. At September 30, 2012, HASI was owed $2,500 from each of the Funds, for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended September 30, 2012, the Custodian earned fees of $6,607 and $15,975 from the Equity Fund and the Bond Fund, respectively, for custody services provided to the Funds. At September 30, 2012, the Custodian was owed $900 by the Equity Fund and $2,800 by the Bond Fund for custody services.

The Trust retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2012, HASI earned fees of $28,594 for transfer agent services expenses incurred in providing transfer agent services for the Equity Fund. For the fiscal year September 30, 2012, HASI earned fees of $28,616 for transfer agent services expenses in providing transfer agent services for the Bond Fund. At September 30, 2012, the Equity Fund owed HASI $2,364 for transfer agent services expenses. At September 30, 2012, the Bond Fund owed HASI $2,405 for transfer agent services expenses.  For the fiscal year ended September 30, 2012, HASI earned fees of $20,000 from each Fund, respectively, for fund accounting services.  At September 30, 2012, HASI was owed $1,667 from each Fund, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made by the Funds to the Distributor during the fiscal year ended September 30, 2012.  The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2012

NOTE 5. INVESTMENTS

For the fiscal year ended September 30, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Equity Fund	Bond Fund
U.S. Government Obligations	$-	$27,739,870
Other	4,496,016	18,486,141
Sales
U.S. Government Obligations	$-	$13,691,605
Other	8,175,610	9,633,087

As of September 30, 2012, the net unrealized depreciation of investments for tax purposes was as follows:

	Equity Fund	Bond Fund
Gross Appreciation	$753,024	$2,062,346
Gross (Depreciation)	(507,234)	(397,833)
Net Appreciation (Depreciation) on Investments	$245,790	$1,664,513

At September 30, 2012, the aggregate cost of securities for federal income tax purposes was $9,763,810 for the Equity Fund and $55,749,752 for the Bond Fund.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940.  At September 30, 2012, Midwest Trust Company, an affiliate of the Advisor, for the benefit of its customers, owned 98.84% of the Bond Fund and 87.17% of the Equity Fund. As a result, Midwest Trust Company may be deemed to control each Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund:

On December 15, 2011, the Equity Fund paid an income distribution of $0.1029 per share and a long-term capital gain distribution of $0.0372 per share to shareholders of record on December 14, 2011.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2012

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

The tax characterization of distributions for the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	2012	2011
Distributions paid from
Ordinary Income	$120,849	$75,399
Long-term Capital Gain	43,689	-
	$164,538	$75,399

Bond Fund:

For the fiscal year ended September 30, 2012, the Bond Fund paid quarterly income distributions totaling $0.3209 per share to shareholders.

On December 15, 2011, the Bond Fund paid a short-term capital gain distribution of $0.0223 per share and a long-term capital gain distribution of $0.0296 per share to shareholders of record on December 14, 2011.

The tax characterization of distributions for the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	2012	2011
Distributions paid from:
Ordinary Income*	$1,151,973	$1,434,776
Long-Term Capital Gain	96,981	421,900
Total Distributions	$1,248,954	$1,856,676

*Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Equity	Bond

Undistributed ordinary income	$310,308	$260,479
Undistributed long-term capital gain (loss)	742,375	360,110
Net Unrealized appreciation (depreciation)	245,790	1,664,513
	$1,298,473	$2,285,102

At September 30, 2012, the Bond Fund difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other differences relating to the tax treatment of underlying securities.  The Bond Fund deferred wash sales in the amount of $3,778.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2012

NOTE 9. CAPITAL LOSS CARRYFORWARD

During the fiscal year ended September 30, 2012, the Equity Fund utilized $121,270 of capital loss carryforwards for federal tax purposes from prior years.  The capital loss carryforwards were utilized entirely to offset gains and represented the Equity Fund’s entire balance of capital loss carryforwards.

NOTE 10. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Bond Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor. The Bond Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2012, the fair value of such securities amounted to $972,248 and 1.68% of the net assets of the Bond Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value

New York Life Insurance Co., 5.250%, 10/16/2012	4/16/2009	$450,000	$450,053	$450,815
Discover Financial Services, Inc., 5.200%, 04/27/2022	4/27/2012	$475,000	$489,795	$521,433
Total		$925,000	$939,848	$972,248

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
FCI Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FCI Funds (the “Funds”), comprising FCI Value Equity Fund and FCI Bond Fund, each a series of the Unified Series Trust, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting FCI Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 29, 2012

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005.

Stephen A. Little (Age - 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 62) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa (since 2008); Chair Investment Committee since January 2011  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*    The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** As of the date of this SAI, the Trust currently consists of 23 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 57)*** Trustee, November 2007 to present
Regulatory Reform Director at Huntington National Bank, the Trust's custodian, since March 2012; Chief Administrative Officer at Huntington National Bank from November 2010 to March 2012; Executive Vice President of Huntington National Bank from December 2001 to November 2010; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age - 51) Interim President, March 2012 to present; Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds, April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010;.

Robert W. Silva (Age - 46) Treasurer and Chief Financial Officer, June 2011 to present
Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since September 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011. Treasurer of Huntington Funds since November 2010; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 37) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** As of the date of the financial statements, the Trust consists of 23 series.
 *** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-627-8504 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewals (Unaudited)

Factors Considered by the Trustees in Renewing the Management Agreement

FCI Bond Fund (the “Bond Fund”) and FCI Value Equity Fund (the “Equity Fund”) (collectively, the “FCI Funds”),  are series of the Unified Series Trust (the “Trust”).  The Trust’s Board of Trustees oversees the management of the Funds and, as required by law, determines annually whether to approve the continuance of each Fund’s management agreement with its investment adviser, Financial Counselors, Inc. (“FCI”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or FCI, with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on May 8, 2012 via teleconference to consider whether to recommend that the full Board renew each Fund’s management agreement with FCI for an additional year.  All Trustees were present.  In advance of the Committee meeting, each Trustee received and reviewed the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”).  The materials specifically provided to each Trustee in advance of the Committee meeting included the following information: (i) the Administrator’s letter requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and FCI’s response thereto; (ii) a description of factors considered by the Board in approving each management agreement from the prior year; (iii) current schedule of each Funds’ investments; (iv) Administrator’s report comparing each Fund’s performance returns and advisory fee and total expense ratio to those of its benchmark and/or peer group, as applicable, for periods ended February 29, 2012; (v) FCI’s current Form ADV Parts 1 and 2; (vi) FCI’s financial statements and profitability report; (vii) FCI’s soft dollar report; (viii) the Trust’s Chief Compliance Officer’s (“CCO”) review of FCI’s compliance policies and procedures; (ix) and copies of the management agreement and, if applicable, expense cap agreement between each Fund and FCI.  After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of FCI and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on May 21, 2012, the Committee recommended, and the Trustees, including the Independent Trustees, unanimously approved, the continuance of each Fund’s management agreement with FCI for an additional year.  The Trustees’ approval of each Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

           (i)           The Nature, Extent and Quality of Services – The Board noted that FCI managed approximately $4.5 billion in assets as of March 29, 2012.  The Board reviewed the responses from FCI as to the resources provided to the FCI Funds, and considered the adequacy of such resources, and whether the resources are sufficient to achieve performance, compliance and other needs.  The Board noted FCI’s report that its employees work with the FCI Funds on a daily basis.  The Board noted that FCI provides the support of various administrative and professional staff, including two portfolio managers for each FCI Fund, two traders, and FCI’s chief compliance officer.  The Board determined that FCI’s resources appear adequate.  The Board noted that FCI was not proposing any changes to the level of services provided to the FCI Funds.

The Board noted various compliance reports had been provided by FCI and the Trust’s Administrator and CCO to the Board throughout the year, and noted, based on such reports, that each FCI Fund’s investment policies and restrictions consistently had been complied with during the last year.

(ii)           Fund Performance - The Board discussed each FCI Fund’s performance and reviewed other materials provided by FCI and the Administrator with respect to such performance as follows:

FCI Bond Fund.  The Board noted that although FCI Bond Fund had underperformed its peer group average and benchmark for the past year, its five year performance was generally in line with its peer group median and its benchmark index.  The portfolio managers of the Fund indicated that it had been a challenging year, as the Fund had been underweight Treasuries and had missed the rally.  They also pointed out that the Fund had outperformed its benchmark index in the first quarter of 2012, which they attributed to the repositioning of the Fund’s portfolio.  The Board also noted that the FCI Bond Fund had received a three star rating from Morningstar.

FCI Value Equity Fund.  The Board noted that the FCI Fund had changed its name and investment strategy in November 2011 from an “equity growth” to a “value equity” strategy, and pointed out that more time should be given to consider the Fund’s performance under the new strategy.  The portfolio manager pointed out that the Fund had outperformed the Russell 3000 Value Index in the first four months of 2012 under the new strategy.  The Board noted that the Fund had slightly outperformed its growth fund peer group average for the one- and five-year periods, although it had underperformed for the three year period.  The Board also noted that the Fund had received a three star rating from Morningstar.

(iii)           Fee Rates and Profitability –  The Board reviewed the advisory fees charged by FCI to each of the FCI Funds.  The Board noted that FCI had agreed to continue capping certain operating expenses of the FCI Bond Fund at 0.80% and of the FCI Value Equity Fund at 1.00%, for an additional year through January 31, 2013.

FCI Bond Fund.  The Board noted the advisory fee of 0.40% charged by FCI to the FCI Bond Fund.  The Board noted that FCI had agreed to waive a portion of its fee in order to cap the Fund’s expenses, and that FCI had received a net fee of 0.33% after fee waivers.  They noted that this fee was higher than the average advisory fee charged to the Fund’s peer group, but that the Fund’s total expense ratio (after fee waivers and reimbursements) was lower than its peer group’s average expense ratio, due to FCI’s agreement to cap expenses.  They also noted that the net advisory fee was within the range of fees charged by FCI to its fixed income separate accounts.

FCI Value Equity Fund.  The Board noted the advisory fee of 0.60% had not been collected as a result of FCI’s agreement to waive its fee in order to cap the Fund’s expenses.   The Trustees noted that in addition to waiving 100% of its advisory fees, FCI also had made additional reimbursements to the Fund under its expense cap agreement.  The Board noted that the Fund’s total expense ratio (after fee waivers and reimbursements) was lower than its peer group’s average expense ratio, due to FCI’s agreement to cap expenses.

General.  FCI disclosed to the Board that certain subadvisory and separately-managed accounts paid lower advisory fees than the advisory fees of the FCI Funds.  The Board noted FCI’s explanation that its regulatory and reporting obligations with respect to the FCI Funds were more extensive than those with respect to its subadvisory relationships.  Specifically, FCI stated that its separately-managed accounts were less labor-intensive than the FCI Funds as such accounts did not require continuous and regular compliance reporting and, in some cases, used a model portfolio.  The Board noted that FCI reported it had waived a portion of its advisory fees, with respect to the Bond Fund and all of its advisory fees with respect to the Equity Fund, and additionally was reimbursing expenses of the Equity Fund.  The Board also noted that FCI reported that it waives that portion of advisory fees due from separately managed clients invested in the FCI Funds.

Profitability.  The Board reviewed the financial statements of FCI’s parent company and considered FCI’s report that, although FCI was profitable, it was not realizing a profit as a result of managing either FCI Fund due to its obligation to cap the Funds’ expenses.

Soft Dollars.  FCI reported to the Board that it directs the FCI Funds’ brokerage transactions to broker-dealers that provide research and brokerage services to FCI.  FCI confirmed to the Board that soft dollar research is available to all portfolio managers, including portfolio managers of the FCI Funds, for their use in analyzing economic, market, industry and company trends.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale might be realized should the FCI Funds grow larger, and the extent to which this is reflected in the advisory fees.  The Board noted FCI’s report that it is exploring options for growth and efficiency improvements, but that FCI has not realized any significant economies of scale from managing the FCI Funds.

After reviewing all of the foregoing, and based upon the Committee’s recommendation and all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the advisory fees paid by the FCI Bond Fund and the FCI Equity Fund are reasonable, based on the nature and quality of advisory services provided by FCI to the FCI Funds, and unanimously voted to approve the continuation of each management agreement between the Trust and FCI on behalf of each FCI Fund.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly, Interested

OFFICERS
John C. Swhear, Interim President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Financial Counselors, Inc.
442 West 47th Street
Kansas City, MO  64112

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

• Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The FCI Funds:
FY 2012 FY 2011	$23,500 $22,500

The Appleseed Fund:
FY 2012 FY 2011	$14,000 $13,000

The Iron Fund:
FY 2012 FY 2011	$16,500 $15,500

(b)	Audit-Related Fees
Registrant

The FCI Funds:
FY 2012 FY 2011	$0 $0

The Appleseed Fund:
FY 2012 FY 2011	$0 $0

The Iron Fund:
FY 2012 FY 2011	$0 $0

(c)	Tax Fees
Registrant

The FCI Funds:
FY 2012 FY 2011	$5,000 $5,000

The Appleseed Fund:
FY 2012 FY 2011	$3,000 $2,500

The Iron Fund:
FY 2012 FY 2011	$3,000 $3,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

The FCI Funds:
FY 2012 FY 2011	$0 $600

The Appleseed Fund:
FY 2012 FY 2011	$0 $300

The Iron Fund:
FY 2012 FY 2011	$0 $300

Nature of the fees:	Fund Accounting system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                           0%
Tax Fees:                                                              0%
All Other Fees:                                                    0%
(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2012	$ 0	$ 0
FY 2011	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of November 29, 2012 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)           Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      Unified Series Trust

By  /s/ John C. Swhear
John C. Swhear, Interim President

Date           11/29/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ John C. Swhear
John C. Swhear, Interim President

Date           11/29/2012

By   /s/ Robert W. Silva
Robert W. Silva, Treasurer

Date           11/29/2012